Exhibit 10.12

Exhibit 10.12

FOURTH AMENDMENT TO CREDIT AGREEMENT

LASALLE RETAIL FINANCE

Date: June 20, 2008

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”)

is made to the Credit Agreement (as amended, the “Credit Agreement”) dated as of July 2, 2007 by and among:

(a) American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.)), a corporation organized under the laws of the State of California, with its principal executive offices at 747 Warehouse Street, Los Angeles, California 90021, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers now or hereafter party to the Credit Agreement; and

(b) the BORROWERS now or hereafter party to the Credit Agreement; and

(c) the FACILITY GUARANTORS now or hereafter party to the Credit Agreement; and

(d) LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR LASALLE BANK MIDWEST NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION, LASALLE RETAIL FINANCE, with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties; and

(e) LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR LASALLE BANK MIDWEST NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION, LASALLE RETAIL FINANCE, with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually an “Agent” and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties; and

(f) WELLS FARGO RETAIL FINANCE, LLC, with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as collateral monitoring agent (in such capacity, the “Collateral Monitoring Agent”) for its own benefit and the benefit of the other Credit Parties; and

(g) the LENDERS party to the Credit Agreement; and

(h) LASALLE BANK NATIONAL ASSOCIATION, a national banking association with offices at 135 South LaSalle Street, Chicago, Illinois 60603, as Issuing Bank;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Background:

A. Amendment. The parties hereto entered into that certain First Amendment to Credit Agreement on October 11, 2007, that certain Second Amendment and Waiver to Credit Agreement on November 26, 2007, and that certain Third Amendment to Credit Agreement on December 12, 2007. The parties hereto desire to further amend the Credit Agreement on the terms and conditions set forth herein.

B. Waivers. On May 16, 2008, the parties hereto executed that certain Waiver and Consent to Credit Agreement, pursuant to which the Loan Parties agreed to enter into an amendment to the Credit Agreement and other related documents in order to effect (i) certain changes to the terms and provisions of the Credit Agreement, and (ii) a joinder by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.), a Delaware corporation with an address at 747 Warehouse Street, Los Angeles, California 90021 (the “Parent”), to the Credit Agreement and the other Loan Documents as a Facility Guarantor thereunder. On June 5, 2008, the parties hereto executed that certain Waiver to Credit Agreement (the “June Waiver”), pursuant to which the Loan Parties agreed to enter into the New Fourth Amendment Documents (as such term is defined in the June Waiver).

Accordingly, it is hereby agreed, as follows:

1. Amendment to Credit Agreement. Subject to satisfaction of each and all of the

Preconditions to Effectiveness set forth in Section 2 hereof, the Credit Agreement is amended as follows:

a. By deleting Exhibit K (Form of Compliance Certificate) to the Credit Agreement in its entirety and substituting the attached Exhibit K in its stead.

b. By deleting Exhibit M (Financial Performance Covenants) to the Credit Agreement in its entirety and substituting the attached Exhibit M in its stead.

c. By adding new Schedule 1.03, Schedule 1.04 and Schedule 1.05 to the Credit Agreement in the forms annexed hereto.

d. By deleting Schedules 2.18(a), 2.18(c)(iii). 2.18(h), 3.01, 3.05(a), 3.05(b). 3.05(c)(i), 3.05(c)(ii). 3.06. 3.12, 3.13, 3.14, and 6.01 to the Credit Agreement in their entirety and substituting the attached Schedules Schedules 2.18(a), 2.18(c)(iii), 2.18(h), 3.01, 3.05(a), 3.05(b), 3.05(c)(i). 3.05(c)(ii), 3.06, 3.12, 3.13, 3.14, and 6.01 in their stead.

e. By adding to Section 1.01 the following new definitions in appropriate alphabetical order:

“Canadian Lender” means The Toronto-Dominion Bank in its capacity as the lender pursuant to the Canadian Loan.

“Canadian Loan” means the loan or any refinancing made by the Canadian Lender to the Canadian Subsidiaries.

“Canadian Subsidiaries” means (i) each of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc., each a wholly-owned Subsidiary of the Parent, and (ii) all other wholly-owned Subsidiaries of the Parent organized under the laws of Canada or any political subdivision thereof. The term “Canadian Subsidiary” shall mean any one of the foregoing Persons.

“Fourth Amendment Effective Date” means the date on which all of the conditions precedent set forth in the Fourth Amendment and the other Loan Documents executed and delivered in connection therewith have been satisfied, as determined in the sole discretion of the Agents.

“Fourth Amendment Fee Letter” means the Fee Letter dated as of June 20, 2008 by and among the Lead Borrower and the Agents.

“Parent” means American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.), a Delaware corporation.

“SPAC Blocked Accounts” means the deposit accounts numbered 48685387, 9939581478, and 000000002211351 of the Parent with Citi Private Bank subject to a Blocked Account Agreement among Citi Private Bank, the Parent and the Collateral Agent.

f. By deleting the definition of “Applicable Margin” in its entirety and substituting the following definition in its stead:

“Applicable Margin” means the following:

Applicable Margin for LIBO Loans 2.50%

Applicable Margin for Prime Rate Loans 0.50%

g. By amending the definition of “Change in Control” by deleting the phrase “;or” at the end of clause (d) thereof and by deleting clause (e) thereof (regarding ownership by Dov Charney of certain Capital Stock) in its entirety.

h. By deleting the definition of “Facility Guarantors” in its entirety and substituting the following definition in its stead:

“Facility Guarantors” means (i) the Borrowers, (ii) each of the Subsidiaries of the Borrowers, whether now existing or hereafter created or acquired, other than any Foreign Subsidiaries, (iii) American Apparel, LLC, a California limited liability company, (iv) the Parent, and (v) any other Person required to become a Facility Guarantor hereunder.

i. By deleting the definition of “Letter of Credit” in its entirety and substituting the following definition in its stead:

“Letter of Credit” means a letter of credit or similar instrument (including, without limitation, a banker’s acceptance) that is (i) issued pursuant to this Agreement for the account of a Borrower, (ii) a Standby Letter of Credit or Commercial Letter of Credit, issued in connection with the purchase of Inventory by a Borrower and for other purposes for which such Borrower has historically obtained letters of credit, or for any other purpose that is reasonably acceptable to the Administrative Agent, and all deferred payment obligations arising with respect to any of the foregoing, and (iii) in form reasonably satisfactory to the Issuing Bank.

j. By deleting the definition of “Payment Conditions” in its entirety and substituting the following definition in its stead:

“Payment Conditions” means (i) no Default or Event of Default shall have occurred or be continuing nor shall result from the making of such Investment, distribution, dividend or payment, and (ii) at least five (5) days prior to the making of any such Investment, distribution, dividend or payment, the Lead Borrower shall have delivered to the Administrative Agent (A) a certificate from the chief financial officer of the Lead Borrower stating that at the time of, and after giving effect to such Investment, distribution, dividend or payment, Excess Availability was not less than twenty percent (20%) of the Borrowing Base for the thirty (30) consecutive days immediately prior, and shall be on a pro forma basis for the sixty (60) consecutive days immediately following, the making of such Investment, distribution or dividend, not less than twenty percent (20%) of the Borrowing Base, and (B) supporting documentation, in form and substance satisfactory to the Administrative Agent, demonstrating calculation of Excess Availability for such periods.

k. By amending the definition of “Permitted Acquisitions” by deleting “and” at the end of clause (g) thereof, by adding “; and” at the end of clause (h) thereof, by deleting the last sentence thereto, and by adding the following clause (i) at the end thereof:

“(i) The Payment Conditions shall be satisfied; provided that the Loan Parties may make Acquisitions in an aggregate amount not to exceed $3,000,000 from the Fourth Amendment Effective Date until the Maturity Date without satisfying the Payment Conditions so long as the conditions set forth in clauses (a) through (h) above have been satisfied.”

I. By amending the definition of “Permitted Dividends” by deleting clauses (d), (e), and (f) thereof (regarding treatment of Loan Parties as “S” corporations and certain payments to Dov Charney and Sang H. Lim, respectively) in their entirety, adding the phrase “or to any Subsidiary” at the end of clause (c) thereof, and renumbering clause (g) thereof as clause (d).

m. By amending the definition of “Permitted Encumbrances” as follows:

i. By deleting clause (h) thereof in its entirety and substituting the following new clause (h) in its stead:

“(h) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary which are permitted under clause (e) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties;”

ii. By deleting the word “and” at the end of clause (m) thereof, re-lettering clause (n) thereof as clause (o), and inserting the following new clause (n):

“(n) Liens in favor of the Canadian Lender securing the obligations of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. under the Canadian Loan;”

n. By amending the definition of “Permitted Indebtedness” as follows:

i. By deleting clause (d) thereof in its entirety and substituting the following new clause (d) in its stead:

“(d) (i) Guarantees by any Loan Party of Indebtedness of any other Loan Party, (ii) Guarantees by any Foreign Subsidiary of Indebtedness of another Foreign Subsidiary, and (iii) Guarantees by any Loan Party of Indebtedness in

respect of Leases of any Foreign Subsidiary existing as of the Fourth Amendment Effective Date and described on Schedule 1.03 annexed hereto;”

ii. By adding the phrase “or any Subsidiary” immediately after the phrase “of any Loan Party” in the first line thereof and by deleting the phrase “$15,000,000” in clause (e) thereof and substituting the phrase “$20,000,000” in its stead and;

iii. By deleting the word “and” at the end of clause (m) thereof, re-lettering clauses (m) and (n) thereof as clauses (q) and (r), respectively, and inserting the following new clauses (m), (n), (o) and (p):

“(m) Indebtedness due the Canadian Lender under the Canadian Loan;

(n) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 (as in effect on the date hereof, the “US Dov Promissory Note”) in the aggregate principal amount of $3,804,300.00;

(o) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 (as in effect on the date hereof, the “CN Dov Promissory Note”) in the aggregate principal amount of CAD$2,200,000.00;

(p) Indebtedness incurred by any Subsidiary to a Loan Party or any other Subsidiary to the extent that such Indebtedness is created by the acceptance of any Permitted Investment;”

o. By amending the definition of “Permitted Investments” as follows:

i. By deleting the phrase “means each of the following:” from the first line thereof and substituting the phrase “means, in each case to the extent made when no Event of Default then exists or would arise therefrom, each of the following:”

ii. By deleting the word “and” at the end of clause (i) thereof, deleting clause (j) thereto in its entirety and substituting the following new clause (j) in its stead, and inserting the following new clauses (k), (I) and (m):

“(j) the Investments by a Loan Party in a Foreign Subsidiary (other than a Canadian Subsidiary) described on Schedule 1.04 annexed hereto on the Fourth Amendment Effective Date and subsequently other Investments by a Loan Party in a Foreign Subsidiary (other than a Canadian Subsidiary) to the extent such other Investments do not exceed $10,000,000 in the aggregate, provided that any initial Investment permitted pursuant to this clause (j) shall be included without duplication as to any subsequent reinvestment of the same funds by the recipient of such initial Investment in a Subsidiary of such Person;

(k) without duplication of Investments permitted by clause (j) above, other Investments by a Foreign Subsidiary in another Foreign Subsidiary;

(1) irrespective of whether the Payment Conditions have been met, other Investments not to exceed $2,000,000 in the aggregate outstanding at any time; and

(m) other Investments provided that the Payment Conditions have been met.”

iii. By deleting the proviso at the end thereof in its entirety and substituting the following new proviso in its stead:

“provided, however, that notwithstanding the foregoing, (i) no such Investments shall be permitted unless such Investments are, to the extent requested by the Agents, pledged to the Collateral Agent, as additional collateral for the Obligations, pursuant to such agreements as may be reasonably required by the Agents, and (ii) regardless of whether the Payment Conditions have been met, under no circumstances shall any Investment in any Canadian Subsidiary constitute a “Permitted Investment” hereunder, other than (x) any Investment in any Canadian Subsidiary in existence as of the Fourth Amendment Effective Date and described on Schedule 1.05 annexed hereto, or (y) any Investment permitted pursuant to clause (k) hereof. For purposes of clarity and avoidance of doubt, sales of Inventory by a Loan Party to a Foreign Subsidiary (including, without limitation, a Canadian Subsidiary) do not constitute Investments and therefore do not need to qualify as “Permitted Investments” hereunder.”

p. By deleting Section 2.16(d) thereto in its entirety and substituting the following new 2.16(d) in its stead:

“(d) (i) Each DDA Notification shall require the ACH or wire transfer not less frequently than twice weekly (and whether or not there is then an outstanding balance in the Loan Account) of all available cash receipts (the “Cash Receipts”) to the concentration account maintained by the Collateral Agent at LaSalle Bank (the “Concentration Account”) or to a Blocked Account (other than to a SPAC Blocked Account), and (ii) each Credit Card Agreement, Blocked Account Agreement (other than the Blocked Account Agreement with respect to the SPAC Blocked Accounts) and Lockbox Agreement shall require the ACH or wire transfer on each Business Day (and whether or not there is then an outstanding balance in the Loan Account) of all available Cash Receipts to the Concentration Account maintained, in each case, including, without limitation, those from:

(i) the sale of Inventory and other Collateral;

(ii) all proceeds of collections of Accounts;

(iii) all Net Proceeds, and all other cash payments received by a Borrower from any Person or from any source or on account of any Prepayment Event or other transaction or event;

(iv) the then contents of each DDA (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject DDA by the bank at which such DDA is maintained); and

(v) the proceeds of all credit card charges.

Notwithstanding the foregoing or the provisions of clause (e) below, prior to the occurrence of an Event of Default, the Loan Parties shall be permitted to keep cash on hand (or cash equivalents) received by the Loan Parties in connection with the SPAC Transaction and existing on the Fourth Amendment Effective Date in an aggregate amount not to exceed $30,000,000 in the SPAC Blocked Account. The SPAC Blocked Account shall require, upon notice to the Blocked Account Bank from the Collateral Agent after an Event of Default, the ACH or wire transfer on each Business Day (and whether or not there is then an outstanding balance in the Loan Account) of all available amounts contained in the SPAC Blocked Account to the Concentration Account.

q. By deleting Section 5.12 thereto in its entirety and substituting the following new Section 5.12 in its stead:

“SECTION 5.12 Additional Subsidiaries.

If any Loan Party shall form or acquire a Subsidiary after the Closing Date, the Lead Borrower will notify the Agents thereof and (a) if such Subsidiary is not a Foreign Subsidiary, the Lead Borrower will cause such Subsidiary to become a Loan Party hereunder and under each applicable Security Document in the manner provided therein within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Administrative Agent or the Required Lenders shall request, (b) if any shares of Capital Stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Lead Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged to secure the Obligations within ten (10) Business Days after such Subsidiary is formed or acquired (except that (i) if such Subsidiary is a Foreign Subsidiary that is not a Canadian Subsidiary, shares of Capital Stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of Capital Stock of such Subsidiary, and (ii) if such Subsidiary is a Canadian Subsidiary, the Lead Borrower shall not be obligated to cause such shares of Capital Stock of such Canadian Subsidiary to be pledged to secure the Obligations until such time as the Canadian Loan is refinanced in accordance with the terms of this Agreement with a lender other than the Canadian Lender).

r. By amending Section 6.07 (Restricted Payments; Certain Payments of Indebtedness) as follows:

i. By deleting clause (a) thereof in its entirety and substituting the following new clause (a) in its stead:

“(a) No Loan Party will, or will permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than (i) Permitted Dividends, (ii) so long as no Event of Default has occurred and is continuing, repurchases of the Loan Parties’ Capital Stock in an amount not to exceed $30,000,000 in the aggregate with the proceeds of the Loan Parties’ cash on hand (or cash equivalents) contained in the SPAC Blocked Account, without the prior consent of the Administrative Agent and the Required Lenders and (iii) other Restricted Payments so long as the Payment Conditions have been satisfied.”

ii. By deleting sub-clause (i) of clause (b) thereof in its entirety and substituting the following new sub-clause (i) in its stead:

“(i) as long as no Event of Default then exists or would arise therefrom, (x) mandatory payments of interest and principal as and when due, and (y) prepayments of principal not to exceed $1,000,000.00 in any twelve-month period, in each case in respect of any Permitted Indebtedness (other than Subordinated Indebtedness, the SOF Investments Loan and the Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”);”

iii. By deleting “and” at the end of sub-clause (iv) of clause (b) thereof, deleting sub-clause (v) of clause (b) thereof in its entirety and substituting the following new sub-clauses (v), (vi), (vii) and (viii) in its stead:

“(v) refinancing of any Permitted Indebtedness to the extent that (i) the principal amount of the Indebtedness being so refinanced is not increased by such refinancing except on account of fees and expenses required to be paid incidental to such refinancing, provided that in no event shall such increased principal amount exceed 102% of principal amount of the Indebtedness being so refinanced, (ii) such refinancing is on terms and conditions reasonably acceptable to the Administrative Agent, and (iii) the refinancing lender enters into an intercreditor agreement with the Administrative Agent on terms and conditions that the Agents, in their sole discretion exercised in good faith, deem necessary or desirable;

(vi) payments as and when due pursuant to the Canadian Loan, provided that (x) such payments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of any Loan to any Canadian Subsidiary for purposes of making any such payments;

(vii) any prepayments of principal on the US Dov Promissory Note or the CN Dov Promissory Note to the extent such payments are permitted by the Canadian Lender, provided that (x) such prepayments shall be made only by a Canadian Subsidiary, and (y) no Loan party may transfer proceeds of any Loan to any Canadian Subsidiary for purposes of making any such prepayments; and

(vii) other payments on account of Permitted Indebtedness so long as the Payment Conditions have been satisfied.”

s. By amending Section 6.09 (Restrictive Agreements) by deleting the last sentence thereof in its entirety and substituting the following new sentence in its stead:

“Notwithstanding anything in this SECTION 6.09 to the contrary, neither (i) (a) the prohibition on the pledge of security interest in the Capital Stock of the Canadian Subsidiaries, nor (b) the prohibition on the granting of any guaranty or security interest by the Canadian Subsidiaries, in each case as set forth in the Canadian Loan, nor (ii) the prohibitions, restrictions and impositions of conditions expressly set forth in the Merger Agreement and Lim Option Agreement (to the extent such prohibitions, restrictions and impositions of conditions are in connection with the consummation of the merger or the transactions related thereto as expressly set forth in the Merger Agreement and would not result in a Material Adverse Effect) shall be prohibited by this SECTION 6.09.”

2. Preconditions to Effectiveness. This Fourth Amendment shall not take effect unless and until each and all of the following items has been satisfied or delivered, as the case may be, and in all events, to the satisfaction of the Agents, in their sole and exclusive discretion. The willingness of the Agents and the Lenders to enter into this Fourth Amendment is expressly conditioned upon the receipt by the Administrative Agent of the following items:

a. On or prior to the date hereof, the Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent a duly executed copy of this Fourth Amendment, including all schedules and exhibits to be replaced in accordance with the terms hereof, and evidence that the Borrowers have obtained all necessary consents and approvals to this Fourth Amendment.

b. The Administrative Agent, SOF Investments and the Loan Parties shall have executed and delivered to the Administrative Agent, in form and substance reasonably satisfactory to each of the Administrative Agent and SOF Investments, an agreement (the “Intercreditor Letter Agreement”) with respect to the amendments and other modifications to the Loan Documents contemplated hereby and by the Loan Documents described in Section 2(f)(iv) hereof, pursuant to which (i) SOF Investments shall have consented to such amendments and other modifications, and (ii) the intercreditor agreement between the Administrative Agent and SOF Investments shall have been amended to, among other things, modify the definition of “Required Leverage Ratio” set forth therein.

c. The Loan Parties shall have delivered to the Administrative Agent a duly executed copy of the Amendment No. 7 to the SOF Investments Loan.

d. The Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent such other and further documents as the Administrative Agent reasonably may require and shall have identified prior to the execution of this Fourth Amendment, in order to confirm and implement the terms and conditions of this Fourth Amendment.

e. On or prior to the date hereof, the Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $93,750.00. In this regard, the amendment fee shall be fully earned as of the date of execution of this Fourth Amendment, and the Administrative Agent is hereby authorized to make a Revolving Credit Loan under the Credit Agreement to pay the amendment fee.

f. On or prior to the date hereof, the Borrowers shall have paid the fees set forth in the Fourth Amendment Fee Letter.

g. The Parent (and each other Loan Party, to the extent requested by the Agents) shall each have delivered the following to the Agents, in form and substance reasonably satisfactory to the Agents:

i. A Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization, and Certificates of Foreign Qualification issued by the Secretary of State of any jurisdiction in which such Person is qualified to do business;

ii. A certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Charter Documents;

iii. A Perfection Certificate;

iv. The following duly executed Loan Documents:

a) Joinder and First Amendment to Security Agreement;

b) Fourth Amendment Fee Letter;

c) Amended and Restated Ownership Interest and Intercompany Note Pledge and Security Agreement;

d) Amended and Restated Guaranty; and

e) such other documents and agreements reasonably required by the Agents.

h. The Collateral Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent (dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Parent, except for Permitted Encumbrances and Liens for which termination statements and releases or subordination agreements are being tendered on the date hereof.

i. The Collateral Agent shall have received all documents and instruments, including financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents with respect to the Parent and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agents.

j. The Agents shall have received an opinion of counsel to the Loan Parties, addressed to the Agents and each Lender, as to such matters concerning the Parent, the other Loan Parties and the Loan Documents as the Administrative Agent may reasonably request.

k. No Default or Event of Default shall exist.

l. No material misstatements in or omissions shall exist from the materials previously furnished to the Agents or any Lender for their review. The Agents shall be satisfied that any financial statements delivered to them fairly present the business and financial condition of the Loan Parties and their subsidiaries, and that there has been no material adverse change in the assets, business, financial condition, income or prospects of the Loan Parties since the date of the most recent financial information delivered to the Agents.

m. Except as set forth on Schedule 3.06 to the Credit Agreement, there shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect.

n. No default of any material contract or agreement of any Loan Party or any Subsidiary of any Loan Party shall exist.

3. Post-Closing Matters:

a. Within thirty (30) days following the Fourth Amendment Effective Date, the Loan Parties shall have delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, a duly executed Blocked Account Agreement with Citi Private Bank with respect to the SPAC Blocked Accounts.

b. The Loan Parties have advised the Administrative Agent that Fresh Air Freight, Inc., a California corporation (“Fresh Air”), is not in good standing in the State of California for failure to pay franchise taxes. The Loan Parties have further advised the Administrative Agent that such taxes were paid on or about June 5, 2008, and that the sole reason for failure of Fresh Air to be in good standing is the failure of the applicable Governmental Authority to process payment. Within sixty (60) days following the Fourth Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that Fresh Air is in good standing in the State of California.

c. The Loan Parties have advised the Administrative Agent that American Apparel Retail, Inc., a California corporation (“AA Retail”), is not qualified to do business as a foreign corporation in the State of Tennessee for failure to pay franchise taxes. Within sixty (60) days following the Fourth Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that AA Retail is qualified to do business as a foreign corporation in the State of Tennessee.

4. Ratification of Loan Documents. No Claims against any Lender:

a. Except as provided herein, all terms and conditions of the Credit Agreement and of each of the other Loan Documents remain in full force and effect. Each Loan Party hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

b. Each Loan Party hereby makes all representations, warranties, and covenants set forth in the Credit Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date. To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Fourth Amendment.

c. Each Loan Party represents and warrants to the Administrative Agent and each Lender that as of the date of this Fourth Amendment, no Event of Default exists, or solely with the passage of time or notice, would exist under the Loan Documents.

d. Each Loan Party acknowledges and agrees that to its actual knowledge (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of the Loan Parties under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of the Loan Parties with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

e. Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Fourth Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

5. Miscellaneous:

a. Terms used in this Fourth Amendment which are defined in the Credit Agreement are used as so defined.

b. This Fourth Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.

c. This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d. Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fourth Amendment.

e. The Borrowers shall pay on demand all reasonable costs and expenses of the Agents and the Lenders, including, without limitation, attorneys’ fees incurred by the Agents in connection with the preparation, negotiation, execution, and delivery of this Fourth Amendment. The Administrative Agent is hereby authorized by the Borrowers to make one or more Revolving Credit Loans to pay all such costs, expenses, and attorneys’ fees and expenses.

f. In connection with the interpretation of this Fourth Amendment and all other documents, instruments, and agreements incidental hereto:

i. All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

ii. The captions of this Fourth Amendment are for convenience purposes only, and shall not be used in construing the intent of the parties under this Fourth Amendment.

iii. In the event of any inconsistency between the provisions of this Fourth Amendment and any of the other Loan Documents, the provisions of this Fourth Amendment shall govern and control.

g. The Agents, the Lenders, the Borrowers, and the Facility Guarantors have prepared this Fourth Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Agents, the Lenders, the Borrowers, and the Facility Guarantors and shall not be construed against any party.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be duly executed under seal as of the date first set forth above.

AMERICAN APPAREL (USA), LLC (f/k/s AA)

Acquisition LLC (successor-by-merger to American Apparel, Inc.), as Lead Borrower and as a Borrower

By:

Name: Dov Charney

Title: CEO

AMERICAN APPAREL RETAIL, INC., as a Borrower

By:

Name: Dov Charney

Title: CEO

AMERICAN APPAREL DYEING & FINISHING, INC., as a Borrower

By:

Name: Dov Charney

Title: CEO

KCL KNITTING, LLC,

as a Borrower

By: American Apparel (USA), LLC, its sole member

By:

Name: Dov Charney

Title: CEO

Signature Page to Fourth Amendment to Credit Agreement

AMERICAN APPAREL, LLC, as a Facility Guarantor

By: American Apparel (USA), LLC, Its sole member

By:

Name: Dov Charney

Title: CEO

FRESH AIR FREIGHT, INC., as a Facility Guarantor

By:

Name: Dov Charney

Title: CEO

AMERICAN APPAREL, INC. (f/k/a Endeavor Acquisition Corp.), as a Facility Guarantor

By:

Name: Dov Charney

Title: CEO

Signature Page to Fourth Amendment to Credit Agreement

LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR LASALLE BANK MIDWEST NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION, LASALLE RETAIL FINANCE, as Administrative Agent, as Collateral Agent, as Swingline Lender and as Lender

By:

Name: Stephen J. Garvin

Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Issuing Bank

By:

Name: Stephen J. Garvin

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC, as

Collateral Monitoring Agent and as a Lender

By:

Name: Emily Abrahamson

Title: Assistant Vice President/Account Executive

Signature Page to Fourth Amendment to Credit Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,

as a Lender

By:

Name: Kathryn C. Ellero

Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

Exhibit K

FORM OF COMPLIANCE CERTIFICATE

[see attached]

Exhibit K to Credit Agreement

Exhibit K

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate:

To: LaSalle Business Credit, LLC, as Agent

for LaSalle Bank Midwest National Association,

Acting through its Division, LaSalle Retail Finance

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: Mr. Jeff Ryan

Re: Credit Agreement dated as of July 2, 2007 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and between, among others, American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.), for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto, and LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance, as administrative agent (the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned, a duly authorized and acting Financial Officer of the Lead Borrower, hereby certifies on behalf of the Loan Parties as of the date hereof the following:

1. No Defaults or Events of Default.

(a) Since (the date of the last similar certification), and except as set forth in Appendix I, no Default or Event of Default has occurred.

(b) If a Default or Event of Default has occurred since (the date of the last similar certification), the Borrowers have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

2. Financial Calculations. Attached hereto as Appendix II are reasonably detailed calculations with respect to Excess Availability for such period.

1

3. No Material Accounting Changes, Etc.

(a) The financial statements furnished to the Administrative Agent for the [Fiscal Year/Fiscal Month] ending were prepared in accordance with GAAP consistently applied and present fairly in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a Consolidated basis, as of the end of the period(s) covered, subject to (i) with respect to the monthly financial statements, normal year end audit adjustments and the absence of footnotes and (ii) any changes as disclosed on Appendix HI hereto.

(b) Except as set forth in Appendix in, there has been no change in GAAP which has been applied in the Lead Borrower’s most recent audited financial statements since (the date of the Lead Borrower’s most recent audited financial statements), and if such a change has occurred, the effect of such change on the financial statements is detailed in Appendix III.

[signature pages follow]

2

IN WITNESS WHEREOF, the Lead Borrower, on behalf of itself and each of the other Loan Parties, has duly executed this Compliance Certificate as of , 20 .

LEAD BORROWER:

AMERICAN APPAREL (USA), LLC

By:

Name:

Title:

Signature Page to Compliance Certificate

APPENDIX I

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

Appendix I to Compliance Certificate

APPENDIX II

Minimum Excess Availability:

[Please see detailed calculations made in accordance with the terms of the Credit Agreement, attached hereto]

COVENANT: The Loan Parties shall at all times maintain Excess Availability in an amount not less than ten percent (10%) of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Ceiling.

In compliance? Yes No

Appendix II to Compliance Certificate

APPENDIX III

Except as set forth below, no change in GAAP which has been applied in the Lead Borrower’s most recent audited financial statements has occurred since (the date of the Lead Borrower’s most recent audited financial statements). [If any such change has occurred, the following describes the nature of the change in reasonable detail and the effect, if any, of each such change in GAAP or in application thereof on the financial statements delivered in accordance with the Credit Agreement].

1082989.2

Appendix III to Compliance Certificate

Exhibit M

FINANCIAL PERFORMANCE COVENANTS

1. Minimum Excess Availability. The Loan Parties shall at all times maintain Excess Availability in an amount not less than ten percent (10%) of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Ceiling.

Exhibit M to Credit Agreement

Schedules to Credit Agreement [see attached]

1082444.11

Schedule to Credit Agreement

Schedule 1.03

Guarantees by Any Loan Party of Indebtedness in Respect of Leases of Any Foreign Subsidiary

Location Guarantor Lessor Address Lease term Length of Guarantee Guarantee Amount (1)

Kensington High Street (UK) American Apparel (USA), LLC Great Capital Partnership Ltd & Great Capital Property Ltd 40 Kensington High Street, London W8 4/27/07-4/26/17 3 years (till 4/26/10) $851,230

Portobello Road (UK) American Apparel (USA), LLC UK Investments Limited 176-178 Portobello Road, London W11 2EB 4/19/06-4/18/16 5 years (until 2011) $727,744

Camden Town (UK) American Apparel (USA), LLC Unit 2 Plaza House, 193-209 Camden High Street, London, NW1 6/12/08-6/11/18 See note 2 $4,225,061

Covent Garden (UK) American Apparel (USA), LLC Sonewood Ltd Ground Floor & Basement 26/28 Neal Street, London WC2H 9QQ 9/26/07 - 09/25/22 See note 2 $14,725,716

Cologne 1 (Germany) American Apparel (USA), LLC Inlerboden GmbH & CO.KG 50672 Koln, Ehrenstrasse 60-64 9/1/06-8/31/16 Lease term $3,588,317

Munich 3 (Germany) American Apparel (USA), LLC Sendlinger StraBe 24, 80331 München 5/1/07 - 4/30/17 Lease term $1,983,856

Berlin 2 (Germany) American Apparel (USA), LLC Bayreuther StraBe 35, 107S9 Berlin/ Wittenbergplafz 5/1/05-4/31/01 Lease term $326,500

Dusseldorf Office (Germany) American Apparel (USA), LLC Zollhof 10, 40221 Dosseldorf 11/11/04- 10/31/09 Lease term $322,059

Mexico City (Mexico) American Apparel (USA), LLC LANDLORD: Consorcio Metropolitano Inmobiliario, S.A. de C.V

SUBLESSOR MKG Fabrica de Ideas, SA.de C.V. LANDLORD -Campos Ellseos 169 Presidents St,

Col. Mazaryk

Chapultepec

Morales CP 11570 Mexico D.F.

Presidente Masaryk 169, Col. Chapultepec Morales CP. 11570 Mexico, D.F. 12/01/05-06730/10 Lease term $400,000

Monterrey (Mexico) American Apparel (USA), LLC INVASCO, S.A. DE C.V., Melchor Ocampo #469, Int. 401

Col, Anzures, C.P. 11590, Mexico, D.F. 12/23/07- 12/22/17 Lease term $429,180

Melbourne (Australia) American Apparel (USA), LLC Valencia Nominees Parly 262 Chapel Street, Prahran Victoria 3181 Australia 10/11/07-10/10/17 Lease term $1,974,653

Total remaining lease liability guaranteed by American Apparel (USA), LLC $29,554,317

(l) As of May 31, 2008.

(2) Until tenant company can produce 3 years of financial statements showing net pre-tax profits exceeding 3 times passing rent.

Schedule 1.04

Investments by a Loan Party in a Foreign Subsidiary (other than a Canadian Subsidiary)

Foreign Subsidiary Capital Contributions from AA (USA), LLC Capital Contributions from AAI Total

Brazil $600,000 $307,400 $907,400

Australia 1,116,319 0 1,116,319

Israel 248,331 0 248,331

Mexico 927,389 0 927,389

Japan 2,395,632 0 2,395,632

Korea 880,919 0 880,919

China 836,564 132,871 969,435

UK 1,258,233 0 1,258,233

GmbH 2,906,018 0 2,906,018

Total $11,169,404 $440,271 $11,609,675

Schedule 1.05 Investments in Any Canadian Subsidiary

Capital Contributions Capital Contributions

Subsidiary from AA (USA), LLC from AAI Total Note

American Apparel $0 $1,957,181 $1,957,181 Loan from American Apparel, Inc. (f/k/a Endeavor Acquisition

Canda Wholesale Inc. Corp.) to Canadian Subsidiaries on 12/12/2007 pursuant to closing of transactions contemplated in Merger Agreement.

Total $0 $1,957,181 $1,957,181

LaSalle Fourth Amendment to Credit Agreement
Schedule 3.01

ORGANIZATION INFORMATION

Name	State of Incorporation or Organization	Type of incorporation or organization	Corp. or Company ID No.	Federal EIN No.
American Apparel, Inc.,	Incorporated 7-22-2005 Delaware	Corporation	4004038	20-3200601
American Apparel (USA), LLC	Filed 10-16-2007 California	Limited Liability Company	200729010015	26-2368940
American Apparel Retail, Inc.	Incorporated 2-11-2004 California	Corporation	C2605535	72-1577829
American Apparel Dyeing & Finishing, Inc.	Incorporated 9-14-2004 California	Corporation	C2687444	41-2150324
KCL Knitting, LLC	Filed 8-21-2000 California	Limited liability company	200023610152	95-4819518
American Apparel, LLC	Filed 6-30-1998 California	Limited liability company	101998181051	95-4695584
Fresh Air Freight, Inc.	Incorporated 10-23-2003 California	Corporation	C2527267	45-0533870

Schedule 3.05 (a) Title Exceptions

1.) Liens granted by the Loan Parties in favor of the Collateral Agent pursuant to the Loan Documents.

2.) Subject to the intercreditor agreement between the Agents and SOF Investments, Liens granted by the Loan Parties in favor of SOF Investments pursuant to the material agreements executed in connection with the SOF Investments Loan.

3.) Liens or encumbrances pursuant to the UCC Financing Statements listed and attached hereto in this “Schedule 3.05(a).”

4.) Permitted Encumbrances (as such term is defined in the Credit Agreement).

5.) Restrictions on transfer of real property leases pursuant to lease agreements.

6.) Security interests granted pursuant to the equipment Lease Agreement (referenced therein as Lease Number 8324126001) by and amongst American Apparel, Inc. (“Lessee/Debtor”) and Ramsgate Leasing Systems, Inc., (“Lessor”) and General Electric Capital Corporation (“Lender”), dated May 17, 2007 and all commitments and obligations in connection therewith.

7.) Security interests granted pursuant to the Lease Agreement (referenced therein as Lease Number 106106 and hereinafter, “Equipment Lease”) by and amongst American Apparel, Inc. (“Lessee”), TCCG, LLC dba The Cambridge Capital Group (“Lessor”)and Quest CAD/CAM (“Supplier”) dated May 24, 2007 and all commitments and obligations in connection therewith.

8.) Any title exceptions in Schedule 3.05(b).

9.) Any materialmans’ liens or warehouseman’ liens that may arise by operation of law.

1

Schedule 3.05(a)

Attachment to Schedule 3.05a)

1. Incorporated by this reference are the attachments to Schedule 3.05(a) and the liens set forth therein as such schedule and attachments were delivered as of July 2, 2007.

2. The liens set forth on the attached list and UCC financing statements attached hereto.

Attachment to Schedule 3.05(a)

Debtor	State	Office	Creditor	Filing Date*	Filing Number*	Collateral/Comments
AA (USA), LLC	CA	SOS	SOF Investments	12-17-07 12-24-07	07-7140670951 07-71413792	All assets
AA (USA), LLC	CA	SOS	SOF Investments	12-17-07 01-15-08	07-7140670830 08-71438155	All assets
AA (USA), LLC	CA	SOS	SOF Investments	12-17-07	07-7140661204	All assets
AA (USA), LLC	CA	SOS	LaSalle Business Credit, LLC, as Agent	12-11-07 12-14-07	07-7139706838 07-71402254	All assets
AA, Inc. (CA)	CA	SOS	SOF Investments	01-18-07 12-20-07 01-15-08	07-7099609411 07-71411371 08-71438186	All assets
AA, Inc. (CA)	CA	SOS	LEAF Funding, Inc.	01-10-07	07-7098153747	Equipment listed on attachment to UCC-1
AA, Inc. (CA)	CA	SOS	SOF Investments	01-18-07 12-20-07 01-15-08	07-7099609411 07-71411371 08-71438185	All assets
AA, Inc (CA)	CA	SOS	Marlin Leasing Corp	01-23-07	07-7099579458	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	Cisco Systems Capital Corporation	03-08-07	07-7105196723	Leased Equipment
AA, Inc (CA)	CA	SOS	Relational, LLC (Assigned in whole or part to Key Equipment Finance Inc.) (Assigned Relational, LLC in whole or part)	03-21-07 08-16-07 05-09-08	07-7107122300 07-71255327 08-71578728	Goods leased by Relationship LLC to AA, Inc.
AA, Inc (CA)	CA	SOS	National City Commercial Capital Company, LLC	03-27-07	07-710770995	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	Winthrop Resources Corporation	04-17-07	07-7110642624	Equipment listed on UCC-1

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

1

Attachment to Schedule 3.05(a)

Debtor	State	Office	Creditor	Filing Date*	Filing Number*	Collateral/Comments
AA, Inc (CA)	CA	SOS	Libertyville Bank & Trust Company	05-30-07	07-7115825731	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	General Electric Capital Corporation	06-04-07	07-7116354892	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	First Federal Leasing	06-22-07	07-7118590538	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07 12-11-07 12-14-07	07-7119340658 07-71397085 07-71402256	All assets
AA, Inc (CA)	CA	SOS	BMT Leasing, Inc.	07-30-07	07-7123338105	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	Cisco Systems Capital Corporation	08-02-07	07-7124002790	Leased Equipment
AA, Inc (CA)	CA	SOS	National City Commercial Capital Company, LLC	08-16-07	07-7125571175	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	Sterling National Bank	09-29-07	07-7127260637	Equipment listed on UCC-1
AA, Inc (CA)	CA	SOS	The CIT Group/Commercial Services, Inc.	07-23-07	07-71224079	Continuation of initial filing 02-35360379. Lien shown on page 14 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, LLC also shown as "Debtor" on that list.

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

2

Attachment to Schedule 3.05(a)

Debtor	State	Office	Creditor	Filing Date*	Filing Number*	Collateral/Comments
AA, Inc (CA)	CA	SOS	Key Equipment Finance	04-10-08	08-71536296	Continuation of initial filing 03-19760357. Lien shown on page 15 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, LLC also shown as "Debtor" on that list.
American Apparel, LLC.	CA	COS	CCA Financial, LLC	1-21-08	08-41442737	Continuation of initial filing 03-20260423 for lease Lien shown on page 23 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, Inc also shown as "Debtor" on that list.
American Apparel, LLC	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07	07-7119340890	All assets
American Apparel, LLC	CA	SOS	SOF Investments	01-18-07	07-7099608147	All assets
AA Dyeing & Finishing	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07	07-7119339515	All assets
AA Dyeing & Finishing	CA	SOS	National City Commercial Capital Company, LLC	01-04-07	07-7097510985	Leased goods.

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

3

Attachment to Schedule 3.05(a)

Debtor	State	Office	Creditor	Filing Date*	Filing Number*	Collateral/Comments
AA Dyeing & Finishing	CA	SOS	SOF Investments	01-18-07	07-7099607752	All assets
KCL Knitting	CA	SOS	SOF Investments	01-18-07	07-7099607136	All assets
KCL Knitting	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07	07-7119341043	All assets
Fresh Air Freight	CA	SOS	SOF Investments	01-18-07	07-7099607136	All assets
Fresh Air Freight	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07	07-7119340779	All assets
AA Retail, Inc.	CA	SOS	LaSalle Business Credit, LLC, as Agent	06-28-07	07-7119340537	All assets
AA Retail, Inc.	CA	SOS	SOF Investments	01-18-07	07-7099608905	All assets
AA, Inc (DE)	DE	SOS	LaSalle Business Credit, LLC, as Agent	12-11-07 12-14-07 12-14-07	2007 662176 2007 4724786 2007 4731492	100% of membership interests in AA (USA), LLC
AA, Inc (DE)	DE	SOS	SOF Investments	12-14-07	2007 4739545	100% of membership interests in AA (USA), LLC
AA, Inc (DE)	DE	SOS	SOF Investments	12-17-07 01-14-08	2007 4766712 2008 0157618	100% of membership interests in AA (USA), LLC
AA, Inc (DE)	DE	SOS	SOF Investments	01-31-08	2008 0385805	Leased Equipment
AA, Inc (DE)	DE	SOS	Cisco Systems Capital Corporation	01-31-08	2008 0385847	Leased Equipment
AA, Inc (DE)	DE	SOS	Cisco Systems Capital Corporation	01-31-08	2008 0385896	Leased Equipment
AA, Inc (DE)	DE	SOS	Cisco Systems Capital Corporation	01-31-08	2008 0385904	Leased Equipment

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

4

Attachment to Schedule 3.05(a)

Debtor State Office Creditor Filing Date* Filing Number* Collateral/Comments

AA, Inc (DE) DE SOS Cisco Systems Capital Corporation 01-31-08 2008 0385920 Leased Equipment

AA, Inc (DE) DE SOS Cisco Systems Capital Corporation 01-31-08 2008 0385938 Leased Equipment

AA, Inc (DE) DE SOS Cisco Systems Capital Corporation 01-31-08 2008 0385946 Leased Equipment

*Numbers are uncertain due to poor legibility of scanned UCC-6 financing statement. Statement is attached.

5

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

Fourth Amendment to Credit Agreement, dated June 20, 2008, amending the BofA Credit Agreement

SCHEDULE 3.05(b)
Trademark Oppositions

DOMESTIC TRADEMARK OPPOSITIONS

Trademark	Opposer	Opposer's Trademark(s)	Status
American Apparel aa U.S. Application Serial No. 76/624,848	American Airlines	American Airlines AA	Tentative Settlement reached; Parties to complete and execute the settlement agreement; American Airlines' Opposition papers due on or before June 29, 2008
aa U.S. Application Serial No. 76/624,847	American Airlines	American Airlines AA	Tentative Settlement reached; Parties to complete and execute the settlement agreement; Opposition filed by American Airlines 6/9/2008 to be withdrawn upon execution of settlement agreement

INTERNATIONAL TRADEMARK OPPOSITIONS

Trademark	Opposer	Opposer's Trademark(s)	Status
American Apparel aa Community Trademark Application No. 3935335	American Airlines	American Airlines AA	Tentative Settlement reached; Parties to complete & execute the settlement agreement
Spain Trademark Application No. 2.671.096 - **aA**	American Apparel	aa CTM 3254604	Opposition filed 11/16/05; Opposition rejected by examiner 6/22/06; No appeal required; Matter completed
Community Trademark Application No. 2769552	Pedro Miralles Roman		Opposition pending; Appeal filed 2/2/06; Appeal dismissed by Second Board of Appeal on 9/1/06; Final Rejection 2/18/07; Oppsition Closed 9/12/2007

Girlie (stylized) Community Trademark Application No. 4228623	American Apparel	Girly T - Community Trademark Application No. 2793768	Notice received from U.K. counsel re: infringing application 3/15/2007; Opposition filed by American Apparel 5/31/2007 still pending

LIST OF SIMILAR TRADEMARKS AND TRADE NAMES

Trademark	Corporate Entity	Goods/Services Provided	Comments/Miscellaneous
None in USPTO database	American Apparel, Inc.	Manufactures military clothing for Federal government	No trademark applications filed by entity
AAFA AMERICAN APPAREL & FOOTWEAR ASSOCIATION (Reg. No. 2,677,491)	American Apparel and Footwear Association, The Fashion Association	Provides association and educational services in the fields of fashion, apparel and footwear manufacturing	
AMERICAN APPAREL MANUFACTURERS ASSOCIATION (Reg. No. 1,949,992)	American Apparel Manufacturers Association	Newsletter and association services re: apparel manufacturing	Trademark cancelled 10/26/2002 for failure to file Section 8 affidavit of use
www.americanapparel.com	American Apparel Knits, (aka) AA Knits and American Apparel, Inc.	Previously manufactured knit golf shirts for third parties in Mississippi; Currently does embroidery and hems pants	The *americanapparel.com* Website redirects to the americanapparel.net website

Schedule 3.05 (c) (i)

Owned Real Estate

None.

SCH 3.05(c) (ii) Leases Page 1

Store # Name Address City County State Zip Tenant

01 Broadway 712-714 Broadway New York New York City NY 10003 AAR

02 Echo Park 2113-16-17 Sunset Blvd Los Angeles Los Angeles CA 90026 AAR

03 Waverly 373 6th Ave New York New York City NY 10014 AAR

04 Robertson 104 S. Robertson Blvd Los Angeles Los Angeles CA 90048 AAUSA

05 Lower East Side 183 Houston St New York New York City NY 10014 AAR

06 Soho 121 Spring St. New York New York City NY 10012 AAUSA

07 Little Tokyo 374 East Second St. Los Angeles Los Angeles CA 90012 AAUSA

08 Cherokee 6611 Hollywood Blvd Los Angeles Los Angeles CA 90028 AAR

09 Los Fellz 4665 Hollywood Blvd Los Angeles Los Angeles CA 90027 AAR

10 Williamsburg 104 N. 6th St. Brooklyn New York City NY 11211 AAUSA

11 Lincoln Road 718-720 Lincoln Rd Miami Miami-Dade FL 33139 AAUSA

12 Melrose 7763 Melrose Ave Los Angeles Los Angeles CA 90046 AAUSA

14 Woodbury 640 Bluebird Ct Central Valley Orange NY 10917 AAUSA

16 Hawthorne 3416 SE Hawthorne Portland Multnomah OR AAR

17 Stark 1234 SW Stark St Portland Multnomah OR AAR

18 6922 Hollywood 6922 Hollywood Blvd Los Angeles Los Angeles CA AAR

19 Court St 112 Court St Brooklyn New York City NY AAUSA

20 Upper East Side 10S0 Third Ave New York New York City NY AAR

21 Hillcrest 3867 4th Ave San Diego San Diego CA 92103 AAR

22 Ocean Dr 840 Ocean Drive Miami Miami-Dade FL AAR

24 Back Bay 138 Newbury St Boston Suffolk/Middlesex MA 2116 AAR

25 Wicker Park 1563 N. Milwaukee Ave Chicago Cook IL AAR

26 Evanston IL 950 Church St Evanston Cook IL AAR

27 Haight St 1615 Haight St San Francisco San Francisco CA AAR

28 Union St 2174 Union St San Francisco San Francisco CA AAR

29 Camarlllo Camarillo Premium Outlets, 840 Camarillo Ventura CA 93010 AAR Ventura Blvd #718

31 Berkeley CA 2301 Telegraph Ave Berkeley Alameda CA 94704 AAR

32 Las Vegas NV 740 S. Rampart Suite 6, Building 7 Las Vegas Clark NV 89145 AAR

33 Mockingbird Mockingbird Station Shopping Ctr. 5331 Dallas Dallas TX 75206 AAR E Mockingbird Lane, Suite 175

34 University 4345 University Way NE Seattle King WA AAR

35 China Gate 363 Grant Ave San Francisco San Francisco CA AAR

36 Gold Coast 935-939 N Rush St and 44-46 E Walton Chicago Cook IL 60611 AAR St space 935D

37 West Hollywood 802 N San Vicente Blvd Los Angeles Los Angeles CA AAR

39 Tempo 526 S Mill Ave Tempe Maricopa AZ AAR

40 Florida Keys 608 Duval St Key West Monroe FL 33040 AAR

41 Federal Hill 1125-1127 Light Street Baltimore Baltimore MD 21230 AAR

43 Westwood Village 1060 Westwood Blvd Westwood Plumas/Lassen CA AAR

44 Santa Monica 2654 Main Street Santa Monica Los Angeles CA AAR

45 Pacific Beach 1280 GarnetAve San Diego San Diego CA AAR

46 Armitage 837 W. Armitage Chicago Cook IL 60601 AAR

47 Ann Arbor Ml 613 E. Liberty Street Ann Arbor Washtenaw Ml 48104 AAR

48 Coconut Grove 3030 Grand Ave Coconut Grove Miami-Dade FL AAR

49 U Penn 3661 Walnut Street Philadelphia Philadelphia PA 19104 AAR

51 Charleston 348 King Street Charleston Charleston SC 29401 AAR

52 Providence 159 Weybosset Providence Providence Rl AAR

53 122 Robertson Bivd 122 S. Robertson Los Angeles Los Angeles CA AAR

54 Washington DC 555 11th St Washington DC District of Columbia 20004 AAR

55 Broadway—Chicago 3126 North Broadway Chicago Cook IL AAR

56 Huntington Beach 207 Main Street Huntington Beach Orange CA 92648 AAR

57 Rlttenhouse-Philly 2 1611 Walnut Street Philadelphia Philadelphia PA AAR

58 Coral Gables FL 225 Miracle Mile Coral Gables Miami-Dade FL 33134 AAR

59 Columbus Circle 1841 Broadway New York New York City NY 10023 AAR

60 Chelsea 181 8th Avenue New York New York City NY 10011 AAR

62 Georgia Tech 800 Spring St, Aux. Space B-2 (66 5th Atlanta Fulton GA 30308 AAR St) and Aux. Space B-5 (64 5th St)

63 Eugene 860 E. 13th Ave Eugene Lane OR AAR

64 Boulder 1130 Peart Street Boulder Boulder CO AAR

65 Gramercy 119-121 E. 23rd St New York New York City NY AAR

66 Royal Oak 405 S. Washington Royal Oak Oakland Ml AAR

67 Columbus 1221 N. High St Columbus Franklin OH 43201 AAR

68 Hoboken 80 Hudson Street Hoboken Hudson NJ 07030 AAR

70 Burlington 145 Cherry Street Burlington Chittenden VT 05401 AAR

71 Columbia SC 701 Lady Street Suite B Columbia Richland SC 29201 AAR

72 Cleveland Heights 1792 Coventry Rd Cleveland Cuyahoga OH AAR

73 Claremont Village 1 N. Indian Hill Blvd, Building D Claremont Los Angeles CA 91711 AAR

74 Larimer 1512 Larimer Street, Space R-27-R28 Denver Denver CO 80202 AAR

75 Santa Cruz 1531 Pacific Ave Santa Cruz Santa Cruz CA AAR

76 Savannah 316 W. Broughton Savannah Chatham GA AAR

77 South Norwalk 59 N. Main Street South Norwalk Fairfield CT AAR

78 Flatbush 314 Flatbush Avenue Brooklyn New York City NY AAR

81 Euclid Ave 1133 Euclid Avenue Atlanta Fulton GA 30307 AAR

82 Shadyside 5511 Walnut Street-Shadyside Pittsburgh Allegheny PA AAR

83 Tribeca 140 West Broadway New York New York City NY AAR

SCH 3.05(c) (ii) Leases   Page 2   ]

Store #	Name	Address	City	County	State	Zip	Tenant
84	**East Lansing**	115 East Grand River Ave	East Lansing	Ingham	MI		AAR
85	**Charlotte**	1510 Camden Road, Suite 300	Charlotte	Mecklenburg	NC	28203	AAR
86	**Richmond**	3140A West Cary Street	Richmond	City of Richmond	VA	23221	AAR
88	**Memphis**	528 & 530 South Main	Memphis	Shelby	TN	38103	AAR
89	**Silver Springs**	8701 Colesville Road	Silver Spring	Montgomery	MD	20910	AAR
91	**Cincinnati**	243 W. McMillan Street	Cincinnati	Clermont/Hamilton	OH		AAR
92	**Gainesville**	15 SW 1st Ave	Gainesville	Alachua	FL	32601	AAR
93	**Smith St**	237-239 Smith Street	Brooklyn	New York City	NY		AAR
94	**Capitol Hill**	200 Broadway Ave. E	Seattle	King	WA	98102	AAR
95	**Sunset - Miami FL**	5855 Sunset Dr	Miami	Miami-Dade	FL	33143	AAR
96	**La Jolla**	7925 Girard Ave	La Jolla	San Diego	CA	92037	AAR
97	**Houston, TX**	1665 Westheimer	Houston	Harris	TX		AAR
98	**Nashville TN**	320 Broadway	Nashville	Davidson	TN		AAR
99	**Pittsburgh 2**	3805 Forbes Ave, 4th Ward	Pittsburgh	Allegheny	PA	15213	AAR
100	**New Orleans**	3310 Magazine St	New Orleans	Orleans Parish	LA	70115	AAR
101	**Factory People - Austin TX**	1325 South Congress Ave	Austin		TX	78704	AAR
102	**142 5th Ave**	142 5th Ave	New York	New York City	NY		AAR
103	**2831 Broadway**	2831 Broadway	New York	New York City	NY		AAR
104	**Santa Ana**	200 N. Broadway	Santa Ana	Orange	CA	92701	AAR
105	**Santa Barbara**	1019 State St	Santa Barbara	Santa Barbara	CA	93101	AAR
106	**Lennox - Atlanta GA**	3400 Lenox Rd NE	Atlanta	Fulton	GA	30326	AAR
107	**Cambridge MA**	47 Brattle St	Cambridge	Middlesex	MA	02138	AAR
108	**Downtown Seattle**	1500 6th Ave	Seattle	King	WA	98101	AAR
109	**Tucson AZ**	988 East University Blvd	Tucson	Pima	AZ	85719	AAR
110	**Downtown Houston**	1111 Main St	Houston	Harris	TX	77002	AAR
111	**Palo Alto CA**	170 University Ave	Palo Alto	Santa Clara	CA	94301	AAR
112	**Old Town Pasadena**	46 West Colorado Blvd	Pasadena	Los Angeles	CA	91105	AAR
113	**Scottsdale AZ**	4501 N Scottsdale Rd #102	Scottsdale	Maricopa	AZ	85251	AAR
114	**Minneapolis, MN**	1433 West Lake St	Minneapolis	Hennepin	MN		AAR
115	**Kansas City MO**	447-449 West 47th Street	Kansas City	Jackson	MO	64112	AAR
116	**King of Prussia, PA**	160 North Gulph Road Store 2154B	King of Prussia	Montgomery	PA	19406	AAR
117	**Forum Shops - Las Vegas, NV**	3500 Las Vegas Blvd S	Las Vegas	Clark	NV	89109	AAR
118	**Hawaii**	2142 Kalakaua Ave	Honolulu	Honolulu	HI	96815	AAR
119	**Trolley Square - Salt Lake City, UT**	5520 S 700 E Space D-109	Salt Lake City	Salt Lake	UT	84102	AAR
120	**The Drag - Guadalupe - Austin, TX**	2316 Guadalupe St	Austin	Travis/Williamson	TX		AAR
121	**Outlet - Roundrock, TX**	4401 N IH-35 Unit 131	Austin	Travis/Williamson	TX	78664	AAR
122	**9th Ave - Hells Kitchen, NY**	610 9th Ave	New York	New York	NY		AAR
123	**Bridgeport, OR**	7325 SW Bridgeport Rd	Tigard	Washington	OR	97224	AAR
125	**Georgetown**	3025 M Street NW	Georgetown		DC	20007	AAR
126	**Ventura Blvd - Studio City, CA**	12202 Ventura Blvd	Studio City	Los Angeles	CA	91604	AAR
127	**Valencia St - San Francisco**	988 Valencia St	San Francisco	San Francisco	CA	94110	AAR
128	**Little Tokyo 2 - CA**	375 E 2nd St	Los Angeles	Los Angeles	CA	90012	AAR
129	**Dallas - NorthPark Center**	8687 N Central Expressway, Ste 2204	Dallas	Dallas	TX	75206	AAR
130	**Berkeley 2**	2315 Telegraph Rd	Berkeley	Alameda	CA	94704	AAR
131	**Garden State NJ**	1 Garden State Plaza Store C5	Paramus	Bergen	NJ	07652	AAR
132	**Annapolis MD**	2002 Annapolis Mall Space 1335	Annapolis	Anne Arundel	MD	21401	AAR
133	**Omaha NE**	733 N 14th St Unit N-140	Omaha	Douglas	NE	68102	AAR
134	**Las Vegas Premium Outlet**	Las Vegas Premium Outlet Unit 1945	Las Vegas	Clark	NV		AAR
135	**Milwaukee WI**	2615 N Prospect Ave	Milwaukee	Milwaukee/Washington	WI	53202	AAR
136	**FIT New York**	345 Seventh Ave	New York	New York	NY	10001	AAR
138	**250 W 125th St - Harlem NY**	250 W 125th St	New York	New York	NY	10027	AAR
139	**Melrose 2 - CA**	7724-7726 Melrose Ave	Los Angeles	Los Angeles	CA	90046	AAR
140	**Madison WI**	502 State St	Madison	Dane	WI	53703	AAR
141	**5th Ave San Diego CA**	840 5th Ave	San Diego		CA	92101	AAR
142	**Ventura CA**	391 E. Main St	Ventura	Ventura	CA	93001	AAR
143	**Bristol St - Costa Mesa CA**	2927 Bristol St Unit 101	Costa Mesa	Orange County	CA	92626	AAR
145	**Harden St - Columbia SC**	610 Harden St	Columbia		SC	29205	AAR
146	**New Haven CT**	51 Broadway	New Haven	New Haven	CT	06511	AAR
	Los Angeles	747 Warehouse Street	Los Angeles	Los Angeles	CA	90021	AAUSA
	Hawthorne	12537 Cerise Avenue	Los Angeles	Los Angeles	CA	90250	AADF
	Los Angeles	1020 E 59th Street	Los Angeles	Los Angeles	CA	90001	KCL
	South Gate - Manufacturing loc.	2654 Sequoia Dr	South Gate	Los Angeles	CA	90280	AAUSA
	Garden Grove - Manufacturing Loc.	12691 Pala Dr	Garden Grove	Orange	CA	92641	AAUSA
	Garden Grove - Manufacturing Loc.	12601-12641 Industry St	Garden Grove	Orange	CA	92641	AAUSA

KEY	
AAR	American Apparel Retail, Inc
KCL	KCL Knitting, LLC
AADF	American Apparel Dyeing & Finishing, Inc.
AAUSA	American Apparel (USA), LLC

Page 2

SCHEDULE 3.06

Disclosed Matters

OPEN LITIGATION MATTERS

Matter	Date Filed	Brief Description of Case	Current Status
Los Angeles County Metropolitan Transportation Authority v. VCC Alameda *et al.*	April 2004	Eminent Domain regarding off-site parking.	This case has been conditionally dismissed with the parties ordered to negotiate a settlement.
Mary Nelson v. American Apparel	May 2005	Sexual Harassment.	The parties agreed to submit this matter to arbitration. Plaintiff subsequently breached her agreement to submit this matter to arbitration. The case is currently on appeal to decide whether Plaintiff is required to submit to arbitration, as agreed upon.
Navigators Insurance v. American Apparel	October 2005	Denial of insurance coverage; declaratory judgment action.	Case is stayed pursuant to agreement of both parties, pending final resolution of Mary Nelson v. American Apparel *(See above)*
Sylvia Hsu v. American Apparel; *See* Claim No. 648-378568 under Worker's Compensation Claim	Charge of Discrimination No. 480-2006-00418 was filed by Ms. Hsu with the EEOC in February 2006	EEOC Complaint Sexual Harassment.	EEOC still investigating
Lewis Copsidas v. American Apparel, Inc.	Charge of Age Discrimination file no. 480-2007-01883 by Mr. Copsidas in June 2007.	EEOC Complaint of Age Discrimination	EEOC is still investigating
American Apparel v. Americus Credit Group	August 2006	Fraudulent Transfer action to recover real property which is subject to a stipulated judgment in favor of American Apparel.	SETTLED. Case is stayed pending timely monthly payments by Defendants pursuant to settlement agreement.
Kevin Short v. American Apparel, Ben Geroaldo, Kevin Beckham and Johnny Doe filed with City of New York Commission of Human Rights No. M-E-SO-08-1020382-E; Federal Charge No. 16F-2008-00152C	June 2008	Former employee filed complaint with the City of New York Commission of Human Rights alleging discrimination and retaliation	Early stages. City of New York Commission of Human Rights is still investigating.
Olympics Holdings v. American Apparel	Complaint filed Aug. 14, 2007	Breach of contract action for alleged damage to formerly leased premises. American Apparel denies it caused any damage to the premises beyond wear and tear. American	Discovery phase.

Matter	Date Filed	Brief Description of Case	Current Status
		Apparel has a cross-complaint against Olympic for return of it security deposit which was kept by Olympic when American Apparel vacated the premises.	
Sonja Klimp v. American Apparel	October 2007	Claims under the Fair and Accurate Transactions Act for allegedly printing more than 5 digits of Plaintiff's credit card and its expiration date on Plaintiff's receipt	SETTLED. Case will be dismissed with prejudice in the near future.
Woody Allen v. American Apparel	March 2008	Claims for violations of private rights of publicity and New York Civil Rights law for alleged non-permissive use of Plaintiff's images	Case is in its early phase with discovery to begin in the near future
Jeneleen Floyd v. American Apparel	June 2008	Employment discrimination and assault	Case is in its early phase. American Apparel has yet to be formally served
Muchnick v. American Apparel	June 2008	Fair and Accurate Credit Transaction Act for allegedly printing expiration date on Plaintiff's receipt	Case is in its early phase. American Apparel has recently fled its answer to Plaintiff's complaint
Lucinda Salgado v. American Apparel	May 2008. Charge of Discrimination No. E200708S1456-00-fpe/37AA810258	Dept. of Fair Employment & Housing Complaint of Discrimination. Salgado alleges that she was denied leave under the California Family Rights Act and terminated because she did not submit her leave request in a timely manner.	Early stages. DFEH is still investigating.
Diorio v. American Apparel Retail, Inc.	Filed February 15, 2008 with Rhode Island Commission for Human Rights Case No. RICHR NO. 08 ERA 190 EEOC No. 16J-2008-00108	Discrimination based upon race, sex, gender, color, national origin; Diorio is claiming he applied online to work in the Providence store and did not get a response. Diorio is claiming he was discriminated against when he was not hired.	Rhode Island Commission for Human Rights is investigating
Renfro v. American Apparel	Filed January 4, 2007; Charge of Discrimination with the EEOC No. 555-2008-00438	EEOC complaint of discrimination. No action required yet	EEOC investigation is pending

Open Workers Comp Claims

Carrier	Claim Number	Name
LIB	WC205321053	ADAME,MARIA
LIB	WC648375655	AGUILAR-FLORES,ESTELA

AA Disclosed Matters

2

Carrier Claim Number Name

LIB WC648389558 ALMEIDA,AUREA

LIB WC6483 88029 BARCENAS,ROSINA

LIB WC648388858 BELLOSO,CATALINA

LIB WC648372324 BLANCO,ALVARO

LIB WC6483967I0 CAMACHO,EVA

LIB WC648399543 CHAVEZ,ERICK

LIB WC648375868 CHEVEZ,MARIA DEL C

LIB WC648400613 CHUN,ELIDA

LIB WC648400221 CUEVAS, ANGEL

LIB WC648402475 DELEON,OLGA

LIB WC6483 83293 DELGADO, FIDEL

LIB WC6483802I8 FENG,MEI

LIB WC648409852 FERNANDEZ BRAVO,GASPAR

LIB WC648381331 FERNANDEZ, ALEJANDRO

LIB WC648400130 FERNANDEZ,GASPAR

LIB WC6483739I3 FLORES,ANGELICA

LIB WC648399386 FLORES,ANGELICA

LIB WC648384517 FLORES,SANTOS

LIB WC648408477 FRANCISCO,PEDRO

LIB WC648381I29 GARCIA,ARISTIDES

LIB WC648382389 GARCIA,EDELMIRA

LIB WC648401943 GIL,LUIS

LIB WC6484I03I1 GIRON-TORRES, SARA

LIB WC648410314 GIRON-TORRES,SARA

LIB WC648377963 GOMEZ, ARCADIO

LIB WC648380220 GONZALEZ,MARIO

LIB WC648399084 GRANILLO,JOSE

LIB WC648377116 GUZMAN,FLORA

LIB WC648373620 HERNANDEZ,ERICKA

LIB WC648378568 HSU,SYLVIA

LIB WC648383247 LOPEZ,MARIA

LIB WC648394417 LOZADA,LUIS

LIB WC648400530 MARTINEZ,MARIO

LIB WC205334302 MARTINEZ,OMAR

LIB WC648377837 MEJIA,YANETH

LIB WC648399603 MELGAR,JOSE

LIB WC648399605 MELGAR,JOSE

LIB WC648399127 MELGAR,JOSE O

LIB WC648398763 MORENO,PEDRO

LIB WC648379274 ORELLANA,SONIA

AA Disclosed Matters 3

Carrier Claim Number Name

LIB WC648381763 PANIAGUA,JOSE

LIB WC648407422 PRADO,ELIOBETH

LIB WC648409069 PRISCILIANO,FELIPE

LIB WC648373998 PRISCILIANO,ISMAEL

LIB WC648409907 PRISCILLIANO,FELIPE

LIB WC6483 80724 RAMIREZ.LETICIA

LIB WC6483933I3 RAMIREZ,MANUEL

LIB WC6484O4033 REYES,HECTOR

LIB WC648407448 RIVERA,CESAR

LIB WC648409909 RIVERA,CESAR

LIB WC6483909I3 RODRIGUEZ,MARIA

LIB WC648399725 SALGADO,LUCINA

LIB WC6483 85269 SAMAYOA,VICTORIA

LIB WC648396758 SANCHEZ,ROBERTO

LIB WC648396640 SIERRA,IVAN

LIB WC648394189 SIERRA,VICTOR M

LIB WC6483 83490 TORRES, SANDRA

LIB WC648389707 VARELA,JOSE

SRS YLR C 32344 ALVARADO EVA

SRS YLR C 33434 ARMIJO VICTOR

SRS YLR C 33630 ARRIAGA JORGE

SRS YLR C 29516 BARBA BONIFACIO

SRS YLR C 33188 BASILE JOHN

SRS YLR C 33442 CARRANZA FRANCISCO

SRS YLR C 33369 CASTILLO SISINIA

SRS YLR C 33561 CATALAN SONIA

SRS YLR C 33133 COSS-Y-LEON LUIS

SRS YLR C 30416 CRUZ IGNACIO

SRS YLR C 32199 DEANGELO LANARDE

SRS YLR C 29254 DELGADO FIDEL

SRS YLR C 33269 ESCAMILLA JOSE

SRS YLR C 30746 GARCIA MIGUEL

SRS YLR C 32346 GIRON-TORRES SARA

SRS YLR C 33158 GRANADOS EDDIE

SRS YLR C 30833 GUTIERREZ MARIA

SRS YLR C 31008 GUTIERREZ MARIA

SRS YLR C 30251 HERNANDEZ JOSEFINA

SRS YLR C 33005 JIMENEZ ALONZO

SRS YLR C 32330 JOHNSON JACQUELINE

SRS YLR C 29792 LEDEZMA CLAUDIA

AA Disclosed Matters 4

Carrier	Claim Number	Name
SRS	YLR C 33417	LEON AMALIA
SRS	YLR C 33644	LIEVANO JORGE
SRS	YLR C 33554	LOPEZ MARGARITO
SRS	YLR C 31569	LUTHER DAVID
SRS	YLR C 31142	MENERA ANDRES
SRS	YLR C 33157	MONTEJO WILDER
SRS	YLR C 31557	MORALES PEDRO
SRS	YLR C 33693	ORTIZ JOHNNY
SRS	YLR C 32843	PEREZ JULIA
SRS	YLR C 31167	PRISCILIANO FELIPE
SRS	YLR C 33233	RANGEL JOHN
SRS	YLR C 31846	REYES HECTOR
SRS	YLR C 29661	RIVERA CESAR
SRS	YLR C 31227	RODRIGUEZ AMELIA
SRS	YLL C 68316	SACZKO JOHNNY
SRS	YLR C 32250	SALAZAR GUADALUPE
SRS	YLR C 33453	SINGH VIMLESH
SRS	YLR C 32804	SOBERANIS MARIA
SRS	YLR C 33162	SOLIS DE ESCOBAR MARIBEL
SRS	YLR C 31077	TAPIA JUAN
SRS	YLR C 33555	VAQUERO JUNIOR
SRS	YLR C 32212	VARGAS MARTIN
Zurich	2620204925	Ayala, Ramon
Zurich	2010144301	Belloso 4349, Catalina
Zurich	2010130762	Cabrera, Reina
Zurich	2620198325	Castillo, Johnny
Zurich	2080166758	Chevez Calderon, Erick Gonzalo
Zurich	2080116494	Cortez, Agustin
Zurich	2620202877	Galvan, Blas
Zurich	2080165531	Lopez, Udifred
Zurich	2010115800	Melo, Jesus B
Zurich	2010135586	Mendez, Augusto
Zurich	2620203838	Mendez, Omar
Zurich	2080110649	Nava, Susana S
Zurich	2080144488	Orellana, Sonia
Zurich	2080184169	Priscilliano, Felipe
Zurich	2620205385	Ramirez, Edward T
Zurich	2620203354	Rodriquez, Juan
Zurich	2080129177	Santiago Perez, Alejandro
Zurich	2080186034	Torres, Sara

AA Disclosed Matters

5

AA Disclosed Matters 6

SECURITY AGREEMENT
SCHEDULE 3.06

Yarn

1. PJ Textiles 5212 S. Boyle Ave. Vernon, CA 90058	$189,362.73 (LA County)
2. Clover Knits P.O. Box 539 Clover, SC 29710	$341,788.50 (York County)
Or 1075 Jackson Heights Clover, SC 29710	 (York County)
3. M Tex 249 W 131st St Los Angeles, CA 90061	$ 788,354.24 (LA County)
4. Fashion Mania 201 W. 132nd St. Los Angeles, CA 90061	$705,576.67 (LA County)
5. YC Textile 1821 E. 48th Pl Los Angeles, CA 90058	$285,447.16 (LA County)
6. John's Knitting 17107 Kingsview Ave Carson, CA 90746	$ 751,667.16 (LA County)
7. HP Textiles 6519 McKinley Ave. Unit 1 Los Angeles, CA 90001	$1,210.04 (LA County)
8. Dominion Knits 2301 E 7th St Los Angeles, CA 90023	$388,695.92 (LA County)

- 1 -

Security Agreement
Schedule 3.06

9. Geltman 1914 Bay St Los Angeles, CA 90021	$221,935.30 (Los Angeles County)
10. Contempora Fabrics 351 Contempora Dr. Lumberton, NC 28358	$555,229.21
11. Tube Rags 4500 District Blvd Los Angeles, CA 90058	$ 558,843.62 (Los Angeles County)
12. American Central Plaza LLC 1020 E. 59th Street Los Angeles, CA 90001	$1,127,836.50 (Los Angeles County)

Dye Houses

1. Expo Dyeing & Finishing Inc 1365 Knollwood Cir Anaheim, CA 92801	$280,323.73 (Orange County)
2. American Apparel Knitting & Dyeing (fka: US Dyeing & Finishing Inc) 12641 Industry St. Garden Grove, CA 92841	 $829,811.36 (N. Orange County)
3. American Apparel Dyeing and Finishing, Inc. 12537 Cerise Avenue Hawthorne, CA 90250	$158,415.75 (Los Angeles County)

- 2 -

Security Agreement
Schedule 3.06

SECURITY AGREEMENT

SCHEDULE 3.07

(Consignments)

None.

SCHEDULE 3.12

(Subsidiaries – Joint Ventures)

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
American Apparel (USA), LLC (f/k/a AAI Acquisition LLC	Membership Interest	100%	100 %	American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.)	Yes
American Apparel Retail, Inc.	1,000,000	100,000	100%	American Apparel (USA), LLC	Yes
American Apparel Dyeing & Finishing, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes
American Apparel, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC	No
Fresh Air Freight, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes.
KCL Knitting, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC.	No
American Apparel (UK) LTD	1,000,000	10,000	65 %	American Apparel (USA), LLC	Yes
American Apparel (Carnaby) Limited	100,000	10,000	65%	American Apparel (USA), LLC	Yes
American Apparel Deutschland GMBH		100 %	65%	American Apparel (USA), LLC	No

Issuer No. Authorized Shares No. Issued Shared Percentage Being Pledged Pledgor Certificated

American Apparel MEXICO, SdeRLde CV 1 Unit valued at 1.00 peso 65% American Apparel (USA), LLC Yes

American Apparel MEXICO SdeRLde CV 1 Unit valued at 2,999.00 pesos 65% American Apparel Retail, Inc. Yes

American Apparel LABOR, SdeRLdeCV 1 Unit valued at 1.00 peso 65% American Apparel (USA), LLC Yes

American Apparel LABOR, SdeRLdeCV 1 Unit valued at 2,999.00 pesos 65% American Apparel Retail, Inc. Yes

American Apparel Japan Yugen Kaisha 60 Units of 50,000 Yen 65% American Apparel (USA), LLC No

American Apparel Retail (ISRAEL) Ltd. 1,000 Ordinary Shares, Nominal Value NIS 1 per share 1,000 Ordinary Shares 65% American Apparel Retail, Inc. Yes

American Apparel Korea 160,000 Common Shares Par Value 5,000 Korean Won 40,000 Common Shares 65% American Apparel Retail, Inc. Yes

American Apparel Australia Pty Limited 12 Ordinary Shares 65% American Apparel (USA), LLC Yes

American Apparel -China (Hong Kong) Pending Unk Unk Unk Unk

Issuer No.

Authorized Shares No. Issued Shared Percentage Being Pledged Pledgor Certificated

American Apparel, New Zealand Limited 100% 65% American Apparel Retail, Inc. No

American Apparel do Brasil Comercio de Roupas Ltda. 1,445,000 Brazilian quotas with a par value of R$ 1.00 (one Real) each 1,430,550 quotas 65% American Apparel Retail, Inc. No

American Apparel do Brasil Comercio de Roupas Ltda. 1,445,000 Brazilian quotas with a par value of R$ 1.00 (one Real each) 14,450 quotas 65% American Apparel (USA), LLC No

* American Apparel Canada Wholesale, Inc. Unlimited (no par value) 33,153 Class A Common Shares 65% American Apparel, Inc. Yes

** American Apparel Canada Retail, Inc. Unlimited (no par value) 2,546 Class A Common Shares 65% American Apparel, Inc. Yes

American Apparel -Taiwan Pending Unk Unk Unk Unk

American Apparel -Africa Pending Unk Unk Unk Unk

American Apparel -Singapore Pending Unk Unk Unk Unk

Issuer No. Authorized Shares No. Issued Shared Percentage Being Pledged Pledgor Certificated

American Apparel -Sweden Pending Unk Unk Unk Unk

American Apparel -Norway Pending Unk Unk Unk Unk

American Apparel -Denmark Pending Unk Unk Unk Unk

American Apparel -United Arab Emirates Pending Unk Unk Unk Unk

American Apparel -Ireland Pending Unk Unk Unk Unk

American Apparel -Indonesia Pending Unk Unk Unk Unk

American Apparel -Glasgow Scotland Pending Unk Unk Unk Unk

* Equity interests issued by this entity shall not constitute “Pledged Securities” until such time as is required pursuant to the Pledge Agreement.

** Equity interests issued by this entity shall not constitute “Pledged Securities” until such time as is required pursuant to the Pledge Agreement.

INSURANCE SCHEDULE Prepared Especially for: American Apparel, Inc. 747 Warehouse St., 7th Fl. Los Angeles, CA 90021 Page 1 of 17 FrankCrystal &company financial square 32 old slip • new york, ny 10005 (212) 344-2444 • (800) 221-5830 fax (212) 509-1292 / 825-0834 Date Prepared: May 30, 2008

Coverage Effective Date Expiration Date Company Policy Number Premium

Commercial Property 1/14/2008 1/14/2009 Affiliated F & M Insurance Company KH751*$457,483 + $10,000 Engineering Fee * Including B&M

COMMERCIAL PROPERTY

Locations:

As per the Schedule of Values and Locations submitted by the Insured

Limits:

Total Limit of Liability not to exceed $100,000,000

Earth Movement (except state of CA—$1,000,000) $50,000,000

Flood (Except $1,000,000 applying for Zones A, B, or V)$50,000,000

Deductibles (except state of CA—$250,000): $100,000

Building Contents and retail stores $1,000,000

Wind/Hail

Location #: 5 $2,000,000

712-714 Broadway, New York, NY $3,594,000

Location # 4

121 Spring Street, New York, NY $2,158,500

Extra Expense $1,000,000

Business Interruption $54,021,500

Unnamed Location Coverage $1,000,000

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE Prepared Especially for: American Apparel, inc. 747 Warehouse St., 7th Fl. Los Angeles, CA 90021 Page 2 of 17 FrankCrystal &company financial square 32 old slip • new york, ny 10005 (212) 344-2444 • (800) 221-5830 fax (212) 509-1292 / 825-0834 Date Prepared: May 30, 2008

Endorsements/Exclusions:

All Risk EOC

Business Interruption -Extensions of Coverage Sub-Limits 90 Days of Ordinary Payroll 30 Days of Civil Authority

Off Premises Service Interruption Qualifying Period—not to exceed 24 hours Stock Deductible—$30,000,000

Contingent Business Interruption Coverage Territory Exclusion Extended Terrorism Coverage Endorsement Retail Store Reporting Provision Declarations

Manufacturing Form All Risk Property Coverage Form

Business Interruption Endorsement Gross Earnings/Rents/Extra Expense Manufacturing Form

California Amendatory Endorsement

Effective Time Endorsement

New York Amendatory Endorsement

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 3 of 17

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial General Liability	12/12/2007	12/12/2008	Travelers Property & Casualty Co.	Y8108624L395TIL07	$143,938

COMMERCIAL GENERAL LIABILITY

General Liability:

$2,000,000	General Aggregate
$2,000,000	Products/Completed Operations Aggregate
$1,000,000	Each Occurrence
$1,000,000	Personal and Advertising Injury
$500,000	Fire Damage Legal Liability
$5,000	Medical Expense Limit (Any one person)

Coverage written on an Occurrence Basis

Employee Benefits Liability:

$2,000,000	General Aggregate
$1,000,000	Each Employee Limit

Endorsements/Exclusions:
Pollution
Property Damage
Manufacturers and Wholesalers extended Endorsement
Unsolicited Communication Exclusion
Web extended Liability Endorsement
Other Insurance – Additional Insureds
Asbestos Exclusion
War Exclusion
Cap on Losses from Certified Acts of Terrorism

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 4 of 17

FRANK CRYSTAL & COMPANY

FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Non Cumulation of Each Occurrence Limit of Liability and Non Cumulation of Personal and Advertising Injury Limit Amendment
Lead Exclusion
Employment Related Practices Exclusion
Discrimination Exclusion
Aircraft Products and Grounding Exclusion
Exclusion of vehicles subject to Motor Vehicle-Laws
Common Policy Conditions
Fungi or Bacteria Exclusion
Intercompany Products Suits Exclusion
IRC Violations Exclusions

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE Prepared Especially for: American Apparel, Inc. 747 Warehouse St., 7th Fl. Los Angeles, CA 90021 Page 5 of 17 FrankCrystal &company financial square 32 old slip • new york, ny 10005 (212) 344-2444 • (800) 221-5830 fax (212) 509-1292 / 825-0834 Date Prepared: May 30, 2008

Coverage Effective Date Expiration Date Company Policy Number Premium

Commercial Automobile 12/12/2007 12/12/2008 Travelers Property & Casualty Co. Y6608263L340TIL07 $110,795

BUSINESS AUTOMOBILE

LIMITS:

Automobile Liability (Combined Single Limit Bodily Injury & Property Damage): $1,000,000

Medical Payments (per person): $5,000

Additional Personal Injury Protection:

State of Florida: $90,000

Deductibles:

Comprehensive: $1,000

Collision: $1,000

Comprehensive Coverage applies to all owned autos as per the schedule of vehicles submitted by the Insured, accept:

1) 2006 Roke Scooter Vin #0574

2) 2006 Beam Scooter Vin #2953

3) 2006 Veru Scooter Vin #3744

4) 2005 Kymco Scooter Vin #5359

Collision Coverage applies to all owned autos as per the schedule of vehicles submitted by the Insured, accept:

1) 2006 Roke Scooter Vin #0574

2) 2006 Beam Scooter Vin #2953

3) 2006 Veru Scooter Vin #3744

4) 2005 Kymco Scooter Vin #5359

5) 2006 Genu Scooter Vin #0138

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 6 of 17

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Hired Car Physical Damage:	
Cost of Hire	$35,000
Comp/Col Deductible	$1,000
Rental Reimbursement:	
Number of Days	30 Days
Amount per Day	$75

Endorsements/Exclusions:
Drive other Car- Broadened Coverage for Named Individual
Broad Name Insured
Employees as Insureds
Coverage Extension- Supplementary Payments
Hired Car Physical Damage – Loss of Use
Personal Effects Coverage
Physical Damage – Transportation Expense
Notice of and Knowledge of Occurrence
Unintentional Errors or Omissions
Mental Anguish
Blanket Waiver of Subrogation
Hired Car Worldwide Coverage
Lessor – Additional Insured and Loss Payee
Nuclear Energy Liability Exclusion
Waiver of Collision Deductible

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 7 of 17

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Date Prepared: May 30, 2008

COVERAGE	EFFECTIVE DATE	EXPIRATION DATE	COMPANY	POLICY NUMBER	PREMIUM
Commercial Umbrella	12/12/2007	12/12/2008	Travelers Property & Casualty Co.	YCUP8624L451TIL07	$60,606

COMMERCIAL UMBRELLA

$20,000,000	Each Occurrence – Bodily Injury & Property Damage
$20,000,000	General Aggregate
$10,000	Retention

Endorsements/Exclusions:
Nuclear Energy Liability Exclusion Endorsement (Broad Form)
Named Insured
Advertising Injury and Property Damage
Excess Personal, Advertising and Web Site Injury
Asbestos Exclusion
War Exclusion
Cap on Losses from Certified Acts of Terrorism
Employee Benefits Liability Endorsement
Lead Exclusion
Aircraft Products and Grounding
Unsolicited Communications

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.

747 Warehouse St., 7th Fl.

Los Angeles, CA 90021

FrankCrystal

&Company

FINANCIAL SQUARE

32 OLD SLIP • NEW YORK, NY 10005

(212) 344-2444 • (800) 221-5830

FAX (212) 509-1292 / 825-0834

Coverage Effective Date Expiration Date Company Policy Number Premium

Commercial Foreign Package 09/27/2007 09/27/2008 St. Paul Fire & Marine Ins. Co. GB06100567 BOR

Named insured:

American Apparel, Inc.

American Apparel Retail, Inc

American Apparel Dyeing & Finishing, Inc

American Apparel U.K. Limited

American Apparel Carnaby Limited

American Apparel Japan, Inc.

American Apparel Deutchland GMBH

American Apparel Israel, Inc

American Apparel Korea, Inc

American Apparel Labor, S. de R.L. de C.V

American Apparel Mexico, S. de R.L. de C.V

Locations: As per schedule of locations submitted to the Company

Limits: As per schedule on file with Travelers

International Property Coverage:

Total Insured Values/Business Personal Property $12,952,000

Total Insured Values/Earnings and Expenses $8,237,000

Unscheduled Location Coverage $25,000

Deductibles: $10,000 all perils except $50,000 Theft

Valuation: Replacement Cost

Major Exclusions: Earthquake, Flood, War & Terrorism, Mold & Bacteria

Additional Benefits Coverage Included

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 9 of 17

Date Prepared: May 30, 2008

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

International General Liability:

General Total Limit	$2,000,000
Products & Completed Work Total Limit	$2,000,000
Personal Injury & Advertising Injury	$1,000,000
Each Event Limit	$1,000,000
Premises Damage Limit	$100,000
Medical Expense Limit – per person	$10,000
Employee Benefits Liability	$1,000,00
Deductible	$1,000
Hired and Non-Owned Auto Liability	$1,000,000
Medical Payments (Included in above)	$10,000

International Worker's Compensation and Employers Liability:

Part 1 Statutory, according to the laws of the state and/or country as declared

U.S. Nationals:	State of Hire
Third Country Nationals:	Country of Origin
Local Hires:	Not Covered

Part 2 Employers Liability

Bodily Injury by accident, each accident	$1,000,000
Bodily Injury by disease, policy limit	$1,000,000
Bodily Injury by disease, each person	$1,000,000

Repatriation Expense Limit: $100,000 per person / $250,000 per policy

Kidnap and Ransom Protection

$100,000 limit applies to: Ransom, Transit, Crisis Response Fees & Expenses, Additional Expenses and Legal Liability

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 10 of 17

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Date Prepared: May 30, 2008

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Worker Compensation (AOS)	12/12/2007	12/12/2008	American Home Assurance Company	WC9909086	*$433,149

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Worker Compensation (OR)	12/12/2007	12/12/2008	American Home Assurance Company	WC9909089	*Included

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Worker Compensation (CA)	12/12/2007	12/12/2008	New Hampshire Ins Company	WC9909087	*Included

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Worker Compensation (FL)	12/12/2007	12/12/2008	American Home Assurance Company	WC9909088	*Included

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Worker Compensation (TX)	12/12/2007	12/12/2008	American Home Assurance Company	WC9909090	*Included

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 11 of 17

Date Prepared: May 30, 2008

FRANKCRYSTAL
&COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

WORKERS COMPENSATION COVERAGE - STATUTORY

Workers' Compensation is a mandatory coverage in most states. It provides statutory compensation to a worker injured on the job.

EMPLOYERS LIABILITY COVERAGE

$1,000,000	Each Accident – Bodily Injury by Accident
$1,000,000	Policy Limit – Bodily Injury by Disease
$1,000,000	Each Employee – Bodily Injury by Disease

States Covered: AR, CA, CO, CT, DC, FL, GA, IL, LA, MA, MD,MI, NC, NJ, NV, NY, OR, PA, RI, SC, TN, TX, VA, VT

STOP GAP LIABILITY

$1,000,000	Each Accident – Bodily Injury by Accident
$1,000,000	Policy Limit – Bodily Injury by Disease
$1,000,000	Each Employee – Bodily Injury by Disease

States Covered: OH, ND, WA, WV, WY

Rating Segment	Coverage Plan Type	Claims Administrator	Retention/Deductible
Entire Contract	Retention/Deductible	AIGCS	$350,000
FL Loss Re	Deductible	AIGCS	$350,000
OR Loss Re	Deductible	AIGCS	$350,000
TX Loss Re	Deductible	AIGCS	$350,000

Endorsements/Exclusions:

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 12 of 17

Date Prepared: May 30, 2008

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Advance Notice of Cancellation/Nonrenewal By Us Extended
Endorsement- 60 Day Notice of Cancellation / 10 Day Nonpayment of premium.
California Advance Notice of Cancellation/Nonrenewal By Us
Extended Endorsement- 60 Day Notice of Cancellation / 10 Day Non-payment of premium
Florida 90 Day Advance Notice of Cancellation/Nonrenewal By Us Extended Endorsement
Georgia Advance Notice of Cancellation/Nonrenewal By Us
Extended Endorsement- 60 Day Notice of Cancellation / 10 Day Non-payment of premium
Illinois Advance Notice of Cancellation or Nonrenewal By Us
Extended Endorsement- 60 Day Notice of Cancellation / 10 Day Non-payment of premium
Massachusetts Advance Notice of Cancellation/Nonrenewal By Us Extended Endorsement-
60 Day Notice of Cancellation/ 10 Day Non-payment of premium
Nevada Advance Notice of Cancellation/Nonrenewal By Us
Extended Endorsement- 60 Day Notice of Cancellation / 10 Day Non-payment of premium
Texas Advance Notice of Cancellation/Nonrenewal By Us
Extended Endorsement- 60 Day Notice of Cancellation / 10 Day Non-payment of premium
Amendment of Your Duties If Injury Occurs Endorsement
Waiver of Our Right to Recover from Others Endorsement
California Blanket Waiver Of Our Right To Recover From Others Endorsement
Texas Waiver if Our Right to Recover from Others Endorsement
Employers Liability Coverage Endorsement- Applies to AOS policy only
California Voluntary Compensation and Employers Liability Coverage Endorsement
Voluntary Compensation and Employers Liability CoverageEndorsement
Voluntary Compensation and Employers Liability Coverage
Endorsement- Applicable in TX only
Large Risk Rating Plan Endorsement (Long Form)- Applicable
for AOS policy onlyLarge Risk Rating Plan Endorsement (Short Form)-
Applicable for CA policy only
Loss Reimbursement Endorsement- Applicable for TX, OR policies only
Florida Loss Reimbursement Endorsement
Various All Mandatory State Endorsements

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Date Prepared: May 30, 2008

Page 13 of 17

Policy Holder Notice
Domestic Terrorism, Earthquakes, And Catastrophic Industrial Accidents Premium Endorsement
Foreign Terrorism Premium Endorsement
Notification of Change in Ownership Endorsement
Terrorism Risk Insurance Extension Act Endorsement

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Prepared Especially for:

American Apparel, Inc.
747 Warehouse St., 7th Fl.
Los Angeles, CA 90021

Page 14 of 17

FRANK CRYSTAL & COMPANY
FINANCIAL SQUARE
32 OLD SLIP • NEW YORK, NY 10005
(212) 344-2444 • (800) 221-5830
FAX (212) 509-1292 / 825-0834

Date Prepared: May 30, 2008

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Commercial Excess D.I.C.	1/14/2008	1/14/2009	Crum & Forster	2450067399	$92,500 (not including taxes and fees)

Coverage: Building, Business Personal Property, Business Interruption, Extra Expense, Stock

Valuation: Replacement Cost /Actual Loss sustained as respects Business Income

Total Insured Value: $74,939,415

Policy Limit:
Per occurrence part of $2,500,000 excess $1,000,00 Primary per occurrence Except Quake Only
Deductible: 5% / $250,000 per occurrence
Co- Insurance: Agreed Amount

Cause of Loss: Earthquake Only and Excluding Mold, Cyber Risk

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.

747 Warehouse St., 7th Fl.

Los Angeles, CA 90021

FrankCrystal

&Company

FINANCIAL SQUARE

32 OLD SLIP • NEW YORK, NY 10005

(212) 344-2444 • (800) 221-5830

FAX (212) 509-1292 / 825-0834

Coverage Effective Date Expiration Date Company Policy Number Premium

Commercial Excess D.I.C. 1/14/2008 1/14/2009 Endurance American Specialty Ins. Company CPN100000797100 $97,796 (not including taxes and fees)

Specified Peril Earthquake

Locations: As per schedule submitted by the Insured

Coverage: Real property, Personal Property Including Stocl, Time Element Business Income and Extra Expense

State Covered: California

Limit of Liability:

$6,500,000 Per Occurrence in Excess of

$3,500,00 Subject to a

$6,500,000 Annual Aggregate

Total Insurable Value: $74,939,415

Deductibles: 5% of TIV Per Locations (Min: $100,000)

Endorsements/Exclusions:

Absolute Mold Exclusion

Absolute Pollution Exclusion

Asbestos Exclusion

Minimum Earned Premium Clause

Service of Suit

Loss Adjustment Endorsement

Statement of Values

War Terror Nuclear exclusion

EDP exclusion

Notice of Loss

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.

747 Warehouse St., 7th Fl.

Los Angeles, CA 90021

FrankCrystal

&Company

FINANCIAL SQUARE

32 OLD SLIP • NEW YORK, NY 10005

(212) 344-2444 • (800) 221-5830

FAX (212) 509-1292 / 825-0834

Coverage Effective Date Expiration Date Company Policy Number Premium

Commercial Cargo 1/14/2008 1/14/2009 Lloyds of London B0595JZ107008X $241,106 (not including taxes and fees)

Named Insured:

American Apparel, Inc

American Apparel Dyeing and Finishing Inc,

KCL Knitting, a subsidiary of American Apparel Inc,

American Apparel Community Store and Gallery,

American Apparel Made in Downtown LA,

American Apparel brand Free Clothing,

American Apparel Sweatshop Free and/or Fresh Air Freight, Inc and/or associated and/or affiliated companies

Limits:

First Loss, each and every loss at 747 Warehouse Street, $30,000,000

First Loss, each and every loss at 748 Terminal Street, $30,000,000

Each and every loss at 1020 East 59th Street $2,500,000

Each and every loss at 12537 Cerise Avenue $2,500,000

Each and every loss at U.S. Dyeing and Finishing, Inc $1,500,000

Each and every loss at Expo .Dying and Finishing, Inc $750,000

Each and every loss at anyone transit $500,000

Each and every loss at any unnamed location $1,000,000

Each and every loss in respects to Furniture, EDP and/or Associated Equipment $120,000

In respects of all losses arising out of Earthquake $30,000,000

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE

Date Prepared: May 30, 2008

Prepared Especially for:

American Apparel, Inc.

747 Warehouse St., 7th Fl.

Los Angeles, CA 90021

FrankCrystal

&Company

FINANCIAL SQUARE

32 OLD SLIP • NEW YORK, NY 10005

(212) 344-2444 • (800) 221-5830

FAX (212) 509-1292 / 825-0834

Deductibles:

Transit $12,500

Stock Claim $25,000

Earthquake $100,000

Endorsements/Exclusions/Conditions – As per agreed wording provided in the policy

This Schedule is only a general description of coverages provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

Schedule 3.14

Collective Bargaining, Employment and Stock Agreements

1. Agreements and arrangements pursuant to the Agreement and Plan of Reorganization By and Among Endeavor Acquisition Corp. (“Parent”), AAO Acquisition Corp., (“Merger Sub”), American Apparel Inc., (“AAI”), American Apparel, LLC, (“LLC”), each of the Canadian Companies set forth on the Schedule A thereto, (collectively referred to as “CI”), Dov Charney, (“Stockholder”) and with respect to certain provisions only, each of the stockholders of “CI” (collectively, the “CI Stockholders”) and with respect to certain provisions only, Sam Lim (“Lim”), dated December 18, 2006.

2. Employment Agreement between American Apparel, Inc. and Dov Charney entered into as of December 12, 2007, as filed with the SEC on November 28, 2007 as Annex G to Parent’s Definitive Proxy Statement.

3. Employment Agreement between American Apparel, Inc. and Joyce Crucillo as filed with the SEC on March 28, 2008 as an exhibit to the Form 10-K/A Amendment No. 1 filed by Parent.

4. Agreement with Tatum, LLC dated May 12, 2008 as filed with the SEC as an attachment to the Current Report on Form 8-K on May 22, 2008.

5. Parent’s 2007 Performance Equity Plan as filed with the SEC on November 28, 2007 as Annex G to Parent’s definitive Proxy Statement.

American Apparel, Inc.

Outstanding Indebtedness at 05/31/08

Client Reference Interest Rate Terms Maturity Date Collateral Current Portion Long-term Portion Total

Capital Leases

Total - Capital Leases $1,742,220 $1,427,929 $3,170,149

Term Loan

LaSalle Bank C/G02 Bank’s prime rate 60 months 11/29/1012 Equipment Solar electric -

South Bay Bank 6451 (SB02) Prime + 1% Principal $571,277 12/31/08 power system 112,861 112,861

De Lage Landen 501543 9.00% Principal $345,536.00 06/01/10 ERP software 6,263 16,422 22,685

Daimler Chrysler 250-0028947-000CS 9.364% monthly pmts of $676.91 8/12/2011 114,871 125,646 240,517

SOF Investments 16.00% 51,000,000 51,000,000

Total-Term Loans $233,995 $51,142,068 $51,376,063

LaSalle Bank Line of Credit C/G01 LIBOR + 2% or Bank’s prime rate Facility-$75,000,000 Borrowing Base $75,000,000 All assets $51,171,889

Canada

Toronto-Dominion Bank 2,680,641

Note Payable to Member 6,024,055

Loan Payable to Related Party 843,435

Capital Leases 1,514 1,514

Term Loan 10,538 386,493 397,031

Total - Canada $9,946,676

Japan

Long Term Debt $25 $617 $642

Term Loan 644,617 644,617

Total - Japan $645,259

GmbH

Capital Leases $869,418 $1,364,509 $2,233,927

SUBTOTAL $118,543,963

Foreign Lease Guaranties

Store Name / Country Leasing Company Store Address Lease term Length of Guarantee Monthly payment Remaining lease value Remaining lease value/Amount of guarantee

Kensington (UK) Great Capital Partnership Ltd & Great Capital Property Ltd 40 Kensington High Street, London W8 04/27/07-04/26/17 3 years (till 4/26/2010) £19,583.33 £430,833 $851,230

Portobello (UK) UK Investments Limited 176-178 Portobello Road, London WII 2EB 04/19/06-04/18/16 5 years (till 2011) £10,833.33 £368,333 $727,744

Camden (UK) Unit 2 Plaza House, 193-209 Camden High Street, London, NW1 6/12/08 - 6/11/18 Until tenant company can produce 3 years accounts showing net post-tax profits exceed 3 times passing rent or in excess of 675,000 £18,750.00 £2,138,430 $4,225,061

Covent Garden (UK) Sonewood Ltd Ground Floor and Basement 26/28 Neal Street, London WC2H 9QQ 9/26/07-09/25/22 Until tenant company can produce 3 years accounts showing net pre-tax profits exceed 3 times passing rent. £40,486.17 £7,453,127 $14,725,716

Cologne 1 (GmbH) InterhodenGmbH & CO. KG 50672 Koln, Ehrenslrasse 60-64 9/1/06-8/31/16 same as lease term 2,311,594 € $3,588,317

Munich 3 (GmbH) Sendlinger StraBe 24,80331 Munchen 5/1/07-4/30/17 same as lease term 1,278,000 € $1,983,856

Berlin 2 (GmbH) Bayreuther StraBe 35, 10789 Berlin/Wittenbergplatz 5/1/05-4/31/01 same as lease term £210,331 $326,500

Office - Dusseldorf (GmbH) Zollhof 10,40221 Dusseldorf 11/11/04-10/31/09 same as lease term £207,470 $322,059

Mexico City (Mexico) LANDLORD: Consorcio Metropolitano Inmobiliario, S.A. de C.V SUBLESSOR MKG Fabrica de Ideas, S.A. de C.V. LANDLORD - Campos Elfseos 169 Presidente St Col. Mazarik Chapultepec Morales Mexico Distrito Federal 11570 Presidente Masarik 169 Col. Chapultepec Morales CP. 11570, Mexico, D.F. 01/12/05-30/06/10 same as lease term $20,000.00 $400,000 $400,000

Monterrey (Mexico) INVASCO, S.A. DE C.V., Melchor Ocampo #469, Int. 401, Anzures, CP. 11590, Mexico, D.F. Col. 23/12/07-22/12/17 same as lease term $6,220.00 $429,180

Melbourne (Australia) Valencia Nominees Party 262 Chapel Street, Prahran Victoria 3181 Australia 10/11/2007- 10/10/2017 same as lease term 15833.33 (AUD) 2,067,304 $1,974,653

Total remaining lease liability guaranteed by American Apparel (USA), LLC $29,554.317

PERFECTION CERTIFICATE Schedule 1.

1. In connection with the December 12,2007 merger of American Apparel, Inc., a California corporation with and into Endeavor Acquisition Corp.’s subsidiary, AAI Acquisition, LLC, Endeavor Acquisition changed its name to American Apparel, Inc. Following the merger, AAI Acquisition, LLC, the surviving entity, changed its name to American Apparel (USA), LLC.

2. Cash received at the initial capitalization of the Company and its initial public offering.

3. Acquisition of equity interest in American Apparel (USA), LLC and the Canadian Entities in connection with consummation of the SPAC Transaction.

4. Cash received in connection with the warrant exercises

Schedule 1

PERFECTION CERTIFICATE

SCHEDULE 1-C

1.) American Apparel (USA), LLC (f/k/a AAI Acquisition, LLC), a California limited liability company.

2.) American Apparel Canada Wholesale Inc.

3.) American Apparel Canada Retail Inc.

Perfection Certificate

Schedule 1-C

PERFECTION CERTIFICATE

Schedule 2.

NA

Schedule 2

SCHEDULE I

1. American Apparel (USA), LLC, (f/k/a AAI Acquisition LLC (successor-by merger to American Apparel, Inc.)), a California limited liability company

2. American Apparel Retail, Inc., a California corporation

3. American Apparel Dyeing & Finishing, Inc., a California corporation

4. KCL Knitting, LLC, a California limited liability company

Schedule I to Joinder rev

SCHEDULE I
to
AMENDED AND RESTATED OWNERSHIP INTEREST AND INTERCOMPANY NOTE PLEDGE AND SECURITY AGREEMENT
(Pledged Securities)

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
American Apparel (USA), LLC (f/k/a AAI Acquisition LLC	Membership Interest	100%	100 %	American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.)	Yes
American Apparel Retail, Inc.	1,000,000	100,000	100%	American Apparel (USA), LLC	Yes
American Apparel Dyeing & Finishing, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes
American Apparel, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC	No
Fresh Air Freight, Inc.	100,000	10,000	100%	American Apparel (USA), LLC	Yes.
KCL Knitting, LLC	Membership Interest	100%	100%	American Apparel (USA), LLC.	No
American Apparel (UK) LTD	1,000,000	10,000	65 %	American Apparel (USA), LLC	Yes
American Apparel (Carnaby) Limited	100,000	10,000	65%	American Apparel (USA), LLC	Yes

Issuer No. Authorized Shares No. Issued Shared Percentage Being Pledged Pledgor Certificated

American Apparel Deutschland GMBH 100% 65% American Apparel (USA), LLC No

American Apparel MEXICO, SdeRLde CV 1 Unit valued at 1.00 peso 65% American Apparel (USA), LLC Yes

American Apparel MEXICO, SdeRLde CV 1 Unit valued at 2,999.00 pesos 65% American Apparel Retail, Inc. Yes

American Apparel LABOR, SdeRLde CV 1 Unit valued at 1.00 peso 65% American Apparel (USA), LLC Yes

American Apparel LABOR, SdeRLde CV 1 Unit valued at 2,999.00 pesos 65% American Apparel Retail, Inc. Yes

American Apparel Japan Yugen Kaisha 60 Units of 50,000 Yen 65% American Apparel (USA), LLC No

American Apparel Retail (ISRAEL) Ltd. 1,000 Ordinary Shares Nominal Value NIS 1 per share 1,000 Ordinary Shares 65% American Apparel, Retail, Inc. Yes

American Apparel Korea 160,000 Common Shares Par Value 5,000 Korean Won 40,000 Common Shares 65% American Apparel Retail, Inc. Yes

American Apparel Australia Pty Limited 12 Ordinary Shares 65% American Apparel (USA), LLC Yes

Issuer	No. Authorized Shares	No. Issued Shared	Percentage Being Pledged	Pledgor	Certificated
American Apparel – China (Hong Kong)	Pending	Unk	Unk	Unk	Unk
American Apparel, New Zealand Limited		100%	65%	American Apparel Retail, Inc.	No
American Apparel do Brasil Comercio de Roupas Ltda.	1,445,000 Brazilian quotas with a par value of R$1.00 (one Real) each	1,430,550 quotas	65%	American Apparel Retail, Inc.	No
American Apparel do Brasil Comercio de Roupas Ltda.	1,445,000 Brazilian quotas with a par value of R$1.00 (one Real each)	14,450 quotas	65%	American Apparel (USA), LLC	No
*American Apparel Canada Wholesale, Inc.	Unlimited (no par value)	33,153 Class A Common Shares	65%	American Apparel, Inc.	Yes
**American Apparel Canada Retail, Inc.	Unlimited (no par value)	2,546 Class A Common Shares	65%	American Apparel, Inc.	Yes
American Apparel – Taiwan	Pending	Unk	Unk	Unk	Unk
American Apparel – Africa	Pending	Unk	Unk	Unk	Unk

Issuer No. Authorized Shares No. Issued Shared Percentage Being Pledged Pledgor Certificated

American Apparel - Singapore Pending Unk Unk Unk Unk

American Apparel - Sweden Pending Unk Unk Unk Unk

American Apparel - Norway Pending Unk Unk Unk Unk

American Apparel - Denmark Pending Unk Unk Unk Unk

American Apparel -United Arab Emirates Pending Unk Unk Unk Unk

American Apparel - Ireland Pending Unk Unk Unk Unk

American Apparel - Indonesia Pending Unk Unk Unk Unk

American Apparel - Glasgow Scotland Pending Unk Unk Unk Unk

* Equity interests issued by this entity shall not constitute “Pledged Securities” until such time as is required pursuant to the Pledge Agreement

**Equity interests issued by this entity shall not constitute “Pledged Securities” until such time as is required pursuant to the Pledge Agreement.

SCHEDULE II

1. American Apparel, LLC a California limited liability company

2. Fresh Air Freight, a California corporation

3. American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.), a Delaware corporation

Schedule II to Joinder rev

Schedule II

Liens on Pledged Collateral

1.) Liens granted by the Loan Parties in favor of the Collateral Agent pursuant to the Loan Documents.

2.) Subject to the intercreditor agreement between the Agents and SOF Investments, Liens granted by the Loan Parties in favor of SOF Investments pursuant to the Material Agreements executed in connection with the SOF Investments Loan.

SCHII 1

Amended & Restated Ownership Interest and Intercompany

Note Pledge and Security Agreement

Exhibit A

Form of Assignment and Acceptance

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Credit Agreement dated as of March [    ], 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and among (i) American Apparel, Inc. (the “Borrower”), (ii) the Facility Guarantors, (iii) the Lenders party thereto and (iv) Lion Capital LLP as Administrative Agent and Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                                      (the “Assignor”) and                      (the “Assignee”) agree as follows:

The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations as a Lender under the Credit Agreement as of the date hereof which represents the applicable percentage interest(s) specified on Schedule I hereto of all outstanding rights and obligations of the Lenders under the Credit Agreement (including, without limitation, such interest in each of the Assignor’s outstanding Commitments, if any, and the Loans (and related Obligations) owing to it). After giving effect to such sale and assignment, the Assignor’s and the Assignee’s Commitments and the amount of the Loans owing to the Assignor and the Assignee will be as set forth in Section 2 of Schedule I hereto.

The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and that it is legally authorized to enter into this Assignment and Acceptance; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in, or in connection with, the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; and (d) confirms, in the case of an assignment to an Assignee who is not a Lender or an Affiliate of a Lender, that the amount of the Commitment or Loans subject to this Assignment and Acceptance is not less than $1,000,000 or, if less, the entire remaining amount of the Assignor’s Commitment or Loans.

The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Credit Agreement, are required to be performed by it as a Lender; (e) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (f) specifies as its lending office (and address for notices) the office set forth beneath its name on the signature pages hereof; and (g) agrees that if the Assignee is a Foreign Lender entitled to an exemption from or reduction in withholding tax, it shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, in the case of a Foreign Lender claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a (i) Form W-8BEN, or any subsequent versions thereof or successors thereto, and (ii) if such Foreign Lender delivers a Form W-8BEN, a certificate representing that such Foreign Lender is not (A) a bank for purposes of Section 881(c) of the Code, (B) is not a 10¬percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Loan Party and (C) is not a controlled foreign corporation related to the Loan Parties (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming, as applicable, complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Loan Parties under the Credit Agreement and the other Loan Documents, or in the case of a Foreign Lender claiming exemption for “portfolio interest” certifying that it is not a foreign corporation, partnership, estate or trust.

Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered, together with a processing and recordation fee of $5,000, to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Schedule I hereto (the “Effective Date”).

Upon such acceptance by the Administrative Agent and recording by the Administrative Agent, from and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned by this Assignment and Acceptance, shall have the rights and obligations under the Credit Agreement of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, other than those relating to events or circumstances occurring prior to the Effective Date, and except as otherwise provided in Section 9.04 of the Credit Agreement.

2

Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

This Assignment and Acceptance shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Lending Office (and address for notices):

[Address]

Accepted this              day

of             ,

[ ], as Administrative Agent

By:
Name:
Title:

4

Consented to this

day of             ,

AMERICAN APPAREL, INC., as Borrower

By:
Name:
Title:

5

Schedule I

to

Assignment and Acceptance

Dated             ,

Section 1.

Commitment Percentage:		%

Section 2.

Assignor’s Commitment:	$

Assignee’s Commitment:	$

Aggregate Outstanding Principal Amount of Loans Owing to Assignor:	$

Aggregate Outstanding Principal Amount of Loans Owing to Assignee:	$

Section 3.

Effective Date:	,

6

Exhibit B

NOTE

$	[ ], 200

FOR VALUE RECEIVED, the undersigned (the “Borrower”) promises to pay to the order of [Insert name of Lender], with its offices at [Insert address of Lender], the principal sum of [            ] DOLLARS ($[            ]), with interest, including PIK Interest, if any, at the rate and payable in the manner stated in the Credit Agreement dated as of March [    ], 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrower, (ii) the Facility Guarantors, (iii) the Lenders party thereto and (iv) Lion Capital LLP as Administrative Agent and Collateral Agent.

This is a “Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest (including PIK Interest, if any) on, this Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Administrative Agent’s books and records concerning the Loan, the accrual of interest thereon, and the repayment of such Loan, shall be prima facie evidence of the indebtedness hereunder, absent manifest error.

No delay or omission by any Agent or any Lender in exercising or enforcing any of such Agent’s or such Lender’s powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

The Borrower, and each endorser and guarantor of this Note, waives presentment, demand, notice and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or any Lender with respect to this Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Note.

This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lenders and their successors, endorsees and assigns.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

The Borrower agrees that any suit for the enforcement of this Note or any other Loan Document may be brought in the courts of the State of New York sitting in New York City or any federal court sitting therein, as the Administrative Agent may elect in its sole discretion, and consents to the non-exclusive jurisdiction of such courts. The Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower agrees that any action commenced by the Borrower asserting any claim or counterclaim arising under or in connection with this Note or any other Loan Document shall be brought solely in the courts of the State of New York sitting in New York City or any federal court sitting therein, as the Administrative Agent may elect in its sole discretion, and consents to the exclusive jurisdiction of such courts with respect to any such action.

The Borrower makes the following waiver knowingly, voluntarily and intentionally, and understands that the Agents and the Lenders, in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Note, are relying thereon. THE BORROWER, EACH GUARANTOR, ENDORSER AND SURETY, AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVE THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVE DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

THE LOANS HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE OBTAINED BY CONTACTING THE CHIEF FINANCIAL OFFICER OF THE BORROWER AT 213-488-0226.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as of the date set forth above.

AMERICAN APPAREL, INC.

By:
Name:
Title:

3

Exhibit C

Form of Joinder

JOINDER TO CREDIT AGREEMENT

This Joinder to Credit Agreement (this “Joinder”) is made as of                 , 20    , by and among:

                                              (the “New Facility Guarantor”), with its principal executive offices at                                              ;

the Lender, with its principal executive offices at c/o [        ];

and the Administrative Agent and the Collateral Agent, with its principal executive offices at [        ];

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A. Reference is made to a certain Credit Agreement dated as of March [    ], 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) American Apparel, Inc., (the “Borrower”), (ii) the Facility Guarantors party thereto (the “Existing Facility Guarantors”), (iii) the Lenders party thereto and (iv) the Administrative Agent and the Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The New Facility Guarantor desires to become a party to, and to be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Facility Guarantors thereunder.

C. Pursuant to the terms of the Credit Agreement, in order for the New Facility Guarantor to become party to the Credit Agreement and the other Loan Documents as provided herein, the New Facility Guarantor and the Existing Facility Guarantors are required to execute this Joinder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New Facility Guarantor hereby acknowledges that the New Facility Guarantor has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a)	join in the execution of, and become a party to, the Credit Agreement as a Facility Guarantor thereunder, as indicated with its signature below;

(b)	be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Existing Facility Guarantors under the Credit Agreement and the other Loan Documents, in each case, with the same force and effect as if such New Facility Guarantor was a signatory to the Credit Agreement and the other Loan Documents and was expressly named as a Facility Guarantor therein; and

(c)	assume all rights and interests and perform all applicable duties and Obligations of the Existing Facility Guarantors under the Credit Agreement and the other Loan Documents.

2.	Representations, Warranties and Covenants. The New Facility Guarantor hereby makes all representations, warranties, and covenants set forth in the Credit Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

3.	Ratification of Loan Documents. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor.

4.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agents:

(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and in form and substance reasonably satisfactory to the Agents.

(b)	All action on the part of the New Facility Guarantor and the other Loan Parties necessary for the valid execution, delivery and performance by the New Facility Guarantor and the other Loan Parties of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agents shall have been provided to the Agents.

(c)	The New Facility Guarantor (and each other Loan Party, to the extent requested by the Agents) shall each have delivered the following to the Agents, in form and substance reasonably satisfactory to the Agents:

(i)	A Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

(ii)	A certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Charter Documents.

(iii)	A Perfection Certificate.

(iv)	Execution and delivery by the New Facility Guarantor of the following Loan Documents:

a)	Joinder to the Security Documents; and

b)	any other applicable documents and agreements required by the Agents.

(d)	The Agents shall have received a written legal opinion of the Loan Parties’ counsel addressed to the Agents and the other Lenders, covering such matters relating to the New Facility Guarantor, the Loan Documents and/or the transactions contemplated thereby as the Agents shall reasonably request.

(e)	The Collateral Agent shall have received all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered, published or recorded in order to create or perfect the second priority Lien (subject only to Permitted Encumbrances having priority by operation of Applicable Law) intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded or other arrangements reasonably satisfactory to the Collateral Agent for such filing, registration or recordation shall have been made.

(f)	All fees and Credit Party Expenses incurred by the Agents in connection with the preparation and negotiation of this Joinder and related documents (including the reasonable fees and expenses of counsel to the Agents) shall have been paid in full.

(g)	No Default or Event of Default shall have occurred and be continuing.

(h)	The Loan Parties shall have executed and delivered to the Agents such additional documents, instruments and agreements as the Agents may reasonably request.

5.	Miscellaneous.

(a)	This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)	This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)	The Loan Parties shall pay all Credit Party Expenses of the Agents and the Credit Parties, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

(e)	The New Facility Guarantor warrants and represents that the New Facility Guarantor has consulted with independent legal counsel of its selection in connection with this Joinder and is not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Joinder.

(f)	THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

[NEW FACILITY GUARANTOR]:

By:
Name:
Title:

LION CAPITAL LLP, as Administrative Agent and Collateral Agent

By:
Name:
Title:

Acknowledged and Agreed:

BORROWER:

AMERICAN APPAREL, INC.

By:
Name:
Title:

EXISTING FACILITY GUARANTORS:

AMERICAN APPAREL (USA), LLC

By:
Name:
Title:

KCL KNITTING, LLC and AMERICAN APPAREL, LLC

By: AMERICAN APPAREL (USA), LLC

By:
Name:
Title:

AMERICAN APPAREL RETAIL, INC.

By:
Name:
Title:

AMERICAN APPAREL DYEING & FINISHING, INC.

By:
Name:
Title:

FRESH AIR FREIGHT, INC.

By:
Name:
Title:

Exhibit D

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate:

To: LION CAPITAL LLP

21 Grosvenor Place

London

SW1X 7HF

United Kingdom

Attn: Janet Dunlop

Telephone: +44 20 7201 2247

Telecopy: +44 20 7201 2222

Re: Credit Agreement, dated as of March [13], 2009 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”) among American Apparel, Inc. (the “Borrower”), the Facility Guarantors, the Lenders from time to time party thereto, and Lion Capital LLP, in its capacities as Administrative Agent and Collateral Agent thereunder. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned, a duly authorized and acting Financial Officer of the Borrower, hereby certifies on behalf of the Loan Parties as of the date hereof the following:

1.	No Defaults or Events of Default.

(a)	Since (the date of the last similar certification), and except as set forth in Appendix I, no Default or Event of Default has occurred.

(b)	If a Default or Event of Default has occurred since (the date of the last similar certification), the Borrowers have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

[2.

Financial Calculations. Attached hereto as Appendix II are reasonably detailed calculations with respect to [(a)] Total Debt to Consolidated EBITDA[ and (b) the amount of Capital Expenditures incurred][1].] [2]

3.	No Material Accounting Changes, Etc.

(a)	The financial statements furnished to the Administrative Agent for the [Fiscal Year/Fiscal Quarter/Fiscal Month] ending were prepared in accordance with GAAP and present fairly in all material respects the financial

[1]	Only required for Fiscal Year-end certification.
[2]	Only required for Fiscal Quarter and Fiscal Year-end certification.

condition and results of operations of the Borrower and its Subsidiaries on a Consolidated basis, as of the end of the period(s) covered, subject to (i) with respect to unaudited financial statements, normal year end audit adjustments and the absence of footnotes and (ii) any changes as disclosed on Appendix III hereto.

(b)	Except as set forth in Appendix III, there has been no change in GAAP which has been applied in the Borrower’s most recent audited financial statements since (the date of the Borrower’s most recent audited financial statements), and if such a change has occurred, the effect of such change on the financial statements is detailed in Appendix III.

IN WITNESS WHEREOF, the Borrower, on behalf of itself and each of the other Loan Parties, has duly executed this Compliance Certificate as of             , 20    .

BORROWER:

AMERICAN APPAREL, INC.

By:
Name:
Title:

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APPENDIX I

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

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APPENDIX II

A.	Total Debt to Consolidated EBITDA

1.	Total Debt outstanding on the last day of such period:

2.	Consolidated EBITDA for such period:

	(a)	Consolidated Net Income for such period:

Plus, without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period, as determined on a Consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP

	(b)	Depreciation and amortization expense for such period:

	(c)	Provisions for Taxes during such period:

	(d)	Consolidated Interest Expense and non-cash or deferred interest financing costs for such period:

	(e)	Compensation expense incurred during such period with respect to the issuance of up to 2,710,000 shares of common stock pursuant to Section 5.31 of the Merger Agreement:

	(f)	Non-cash compensation expense incurred during such period including any such expenses related to the issuance of Capital Stock in connection therewith:

	(g)	Costs and expenses incurred during such period in connection with entering into the Loan Documents and any amendments required under the First Lien Loan Documents relating thereto [3]:

	(h)	Expenses or charges incurred during such period in connection with any issuance of Indebtedness or any amendment of any instrument governing any Indebtedness[4]:

[3]	Amount may not exceed $6,000,000 in the aggregate during the term of the Credit Agreement.
[4]	Amount may not exceed $500,000 in such period.

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(i)	Unusual or nonrecurring non-cash expenses or charges for such period (including, whether or not otherwise includable as a separate item in the statement of Consolidated Net Income for such period, non-cash losses on sales of assets outside the ordinary course of business):

(j)	Non-cash charges for such period relating to the accretion of debt discount and amortization of warrants and changes in derivative liabilities:

(k)	Other non-cash charges during such period[5]:

(l)	Losses or charges for such period associated with the writedowns or impairment of assets or intangibles (including writedowns of goodwill or other assets pursuant to FASB 142, writedowns relating to discontinued operations pursuant to FASB 144 and charges pursuant to FASB 141):

(m)	Consolidated EBITDA (if negative) attributable to any property that is the subject of a Material Disposition during such period:

Minus, without duplication and to the extent included in arriving at such Consolidated Net Income for such period

(n)	Interest income for such period:

(o)	Unusual or nonrecurring non-cash gains increasing Consolidated Net Income for such period (including whether or not includable as a separate item in the Statement of Consolidated Net Income for such period, non-cash gain on sales of assets outside the ordinary course of business):

(p)	Income tax credits for such period to the extent not netted from provisions for Taxes:

(q)	Any other non-cash gains increasing Consolidated Net Income during such period[6]:

(r)	Any cash payment made during such period in respect of items in Lines (i), (j) or (k) subsequent

[5]	Amount may not exceed $500,000 in such period.
[6]	Amount may not exceed $500,000 in such period.

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to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income for such period:

Plus or minus, as applicable

(s) Foreign currency translation gains and losses for such period (as calculated in accordance with the Borrower’s public filings made with the SEC):

(t) Any adjustments during such period resulting from the application of Statement of Financial Accounting Standard No. 133:

3.	Consolidated EBITDA for the prior three quarters:

4.	Consolidated EBITDA for the prior four Fiscal Quarters [Line 2 plus Line 3]:

5.	Total Debt to Consolidated EBITDA [Line 1 divided by Line 4]

Covenant: The Borrower will not permit the Total Debt to Consolidated EBITDA Ratio as of the last day of any four consecutive Fiscal Quarters to be greater than the ratio set forth opposite the last day of such period in Section 6.11(a).

In compliance:                                          Yes                                                                   No

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B.	Capital Expenditures

1.	Additions to property, plant, and equipment and other capital expenditures of the Loan Parties and their Subsidiaries that are (or would be) set forth in the Consolidated balance sheet of the Loan Parties and their Subsidiaries for such period prepared in accordance with GAAP:

Plus

2.	Capital Lease Obligations incurred by the Loan Parties and their Subsidiaries during such period, calculated, without duplication, for any items included in Line 1:

Minus, to the extent included in Lines 1 or 2

(a) Expenditures made during such period in connection with the replacement, substitution, restoration or repair of assets to the extent financed from insurance proceeds or condemnation awards paid on account of any casualty or condemnation event:

(b) Any expenditures during such period that constitute Permitted Acquisitions:

Covenant: The Loan Parties shall not make or incur, nor permit a Subsidiary to make or incur, Capital Expenditures, except Capital Expenditures not exceeding in the aggregate for the Borrower and its Subsidiaries during each Fiscal Year set forth in Section 6.12, the amount set forth opposite such Fiscal Year in Section 6.12 (which in the case of the Fiscal Year ending December 31, 2009 shall include all Capital Expenditures incurred during such entire Fiscal Year and not just since the Closing Date).

In compliance:                                          Yes                                                                   No

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APPENDIX III

Except as set forth below, no change in GAAP which has been applied in the Borrower’s most recent audited financial statements has occurred since                                          (the date of the Borrower’s most recent audited financial statements). [If any such change has occurred, the following describes the nature of the change in reasonable detail and the effect, if any, of each such change in GAAP or in application thereof on the financial statements delivered in accordance with the Credit Agreement].

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